              As Filed with the Securities and Exchange Commission
                               on November 8, 2001

                         Securities Act File No. 2-94840
                    Investment Company Act File No. 811-4171

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [x]

                             Pre-Effective Amendment No.            [ ]

                             Post-Effective Amendment No. 20        [x]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [x]

                                    Amendment No. 22                [x]

                        (Check appropriate box or boxes)

              Credit Suisse Warburg Pincus Cash Reserve Fund, Inc.
               (formerly Warburg, Pincus Cash Reserve Fund, Inc.)
               . . . . . . . . . . . . . . . . . . . . . . . . . .
               (Exact Name of Registrant as Specified in Charter)

                466 Lexington Avenue
                 New York, New York                                             10017-3147
     . . . . . . . . . . . . . . . . . . . . . .                             . . . . . . . . .
      (Address of Principal Executive Offices)                                  (Zip Code)

Registrant's Telephone Number, including Area Code:              (212) 878-0600

                                Hal Liebes, Esq.
              Credit Suisse Warburg Pincus Cash Reserve Fund, Inc.
                              466 Lexington Avenue
                         New York, New York 10017-3147
               . . . . . . . . . . . . . . . . . . . . . . . . .
                    (Name and Address of Agent for Services)

                                    Copy to:

                             Rose F. DiMartino, Esq.
                            Willkie Farr & Gallagher
                               787 Seventh Avenue
                          New York, New York 10019-6099

Approximate Date of Proposed Public Offering: November 29, 2001.


It is proposed that this filing will become effective (check appropriate box):


[   ]   immediately upon filing pursuant to paragraph (b)

[ x ]   on November 29, 2001 pursuant to paragraph (b)

[   ]   60 days after filing pursuant to paragraph (a)(1)

[   ]   on (date) pursuant to paragraph (a)(1)

[   ]   75 days after filing pursuant to paragraph (a)(2)

[   ]   on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[   ]   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.





                         ------------------------------

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                 SUBJECT TO COMPLETION, DATED NOVEMBER 8, 2001

                              CREDIT SUISSE FUNDS
                   ------------------------------------------

                               CREDIT   ASSET
                               SUISSE   MANAGEMENT

       CASH RESERVE FUND

       NEW YORK TAX EXEMPT FUND

       November 30, 2001   PROSPECTUS
       Class A Shares

       As with all mutual funds, the
       Securities and Exchange Commission has
       not approved these funds, nor has it
       passed upon the adequacy or accuracy
       of this Prospectus. It is a criminal
       offense to state otherwise.

       Credit Suisse Funds are advised by
       Credit Suisse Asset Management, LLC.

                                    CONTENTS

KEY POINTS..................................................           4
  Goals and Principal Strategies............................           4
  Investor Profile..........................................           5
  A Word About Risk.........................................           5
PERFORMANCE SUMMARY.........................................           7
  Year-by-Year Total Returns................................           7
  Average Annual Total Returns..............................           8
INVESTOR EXPENSES...........................................           9
  Fees and Fund Expenses....................................           9
  Example...................................................           9
THE FUNDS IN DETAIL.........................................          10
  The Management Firms......................................          10
  Fund Information Key......................................          11
CASH RESERVE FUND...........................................          12
NEW YORK TAX EXEMPT FUND....................................          14
MORE ABOUT RISK.............................................          17
  Introduction..............................................          17
  Types of Investment Risk..................................          17
  Certain Investment Practices..............................          18
MORE ABOUT YOUR FUND........................................          19
  Share Valuation...........................................          19
  Distributions.............................................          19
  Taxes.....................................................          19
  Statements and Reports....................................          20
BUYING AND SELLING SHARES...................................          21
SHAREHOLDER SERVICES........................................          22
OTHER POLICIES..............................................          23
OTHER INFORMATION...........................................          24
  About the Distributor.....................................          25
FOR MORE INFORMATION........................................  back cover

                                   KEY POINTS

                         GOALS AND PRINCIPAL STRATEGIES

FUND/RISK FACTORS                                  GOAL                                      STRATEGIES
 CASH RESERVE FUND                  High current income consistent with   - Invests in high-quality money-market
 Risk factors:                      liquidity and stability of principal    instruments:
  Credit risk
  Income risk                                                            - obligations issued or guaranteed by the U.S.
  Industry concentration                                                   government, its agencies or instrumentalities
  Interest-rate risk
  Market risk                                                            - bank and corporate debt obligations
                                                                         - Concentrates its investments in the banking
                                                                           industry
                                                                         - Portfolio managers select investments based on
                                                                           factors such as yield, maturity and liquidity,
                                                                           within the context of their interest-rate outlook
                                                                         - Seeks to maintain a stable share price of $1


 NEW YORK TAX EXEMPT FUND           As high a level of current interest   - Invests in high-quality, short-term tax-exempt
 Risk factors:                      income exempt from federal, New York    New York municipal securities -- debt
  Credit risk                       state and New York City personal        obligations whose interest is exempt from
  Income risk                       income taxes as is consistent with      federal, New York state and New York City income
  Interest-rate risk                preservation of capital and             taxes
  Market risk                       liquidity
  New York municipal securities                                          - Fund dividends derived from interest on New York
 Non-diversified status                                                    municipal securities remain tax-exempt when
                                                                           distributed to New York state residents
                                                                         - Portfolio managers select investments based on
                                                                           factors such as yield, maturity and liquidity,
                                                                           within the context of their interest-rate outlook
                                                                         - Seeks to maintain a stable share price of $1

    INVESTOR PROFILE

THESE FUNDS ARE DESIGNED FOR INVESTORS WHO:

     - want to preserve the value of their investment

     - are seeking a mutual fund for the money-market portion of an asset-allocation portfolio

     - want easy access to their money through checkwriting and wire-redemption privileges

     - are investing emergency reserves or other money for which safety and accessibility are more important than total return

     - for the New York Tax Exempt Fund only, seek tax-exempt income from their investment

THESE FUNDS MAY NOT BE APPROPRIATE IF YOU:

     - want federal deposit insurance

     - desire the higher income available from longer-term fixed-income funds

     - are investing for capital appreciation

     - In addition, the New York Tax Exempt Fund is not appropriate for IRAs or other tax-advantaged retirement plans.

     You should base your selection of a fund on your own goals, risk preferences and time horizon.

    A WORD ABOUT RISK

     All investments involve some level of risk. Simply defined, risk is the possibility that you will lose money or not make money.

     Principal risk factors for the funds are discussed below. Before you invest, please make sure you understand the risks that apply to your fund.

     Investments in the funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although each fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in a fund.

CREDIT RISK
Both funds

     The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

INCOME RISK
Both funds

     A fund's income level may decline because of falling interest rates and other market conditions. Each fund's yield will vary from day to day, generally reflecting changes in overall short-term interest rates. This should be an advantage when interest rates are rising, but not when rates are falling.

INDUSTRY CONCENTRATION
Cash Reserve Fund

     Investing more than 25% of its assets in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks include interest-rate, market and regulatory risks.

INTEREST-RATE RISK
Both funds

     Changes in interest rates may cause a decline in the market value of an investment. With fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

     A sharp and unexpected rise in interest rates could cause a money-market fund's share price to drop below $1. However, the extremely short maturity of securities held in money-market portfolios -- a means of achieving an overall fund objective of principal safety -- reduces their potential for price fluctuation.

MARKET RISK
Both funds

     The market value of a security may move up and down, sometimes rapidly and unpredictably. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

NEW YORK MUNICIPAL SECURITIES
New York Tax Exempt Fund

     The default or credit-rating downgrade of a New York state or New York City issuer could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price.

NON-DIVERSIFIED STATUS
New York Tax Exempt Fund

     The fund is considered a non-diversified investment company under the Investment Company Act of 1940 and is permitted to invest a greater proportion of its assets in the securities of a smaller number of issuers. As a result, the fund may be subject to greater volatility with respect to its portfolio securities than a fund that is more broadly diversified.

                              PERFORMANCE SUMMARY

     The bar chart below and the table on the next page provide an indication of the risks of investing in these funds' Common Class shares. The bar chart shows you how each fund's performance related to the Common Class shares has varied from year to year for up to 10 years. As with all mutual funds, past performance is not a prediction of the future.

                          YEAR-BY-YEAR TOTAL RETURNS*

YEAR ENDED 12/31:                         1991     1992     1993     1994     1995     1996     1997     1998     1999      2000
CASH RESERVE FUND
  Best quarter: 2.37% (Q2 89)
  Worst quarter: 0.67% (Q2 93)
  Inception date: 4/16/85                 6.00%    3.57%    2.77%    3.88%    5.63%    5.05%    5.19%    5.12%    4.74%     6.08%
  Total return for the period 1/1/01 - 3/31/01: 2.92% (not annualized)

NEW YORK TAX EXEMPT FUND
  Best quarter: 1.47% (Q2 89)
  Worst quarter: 0.41% (Q1 94)
  Inception date: 4/18/85                 3.62%    2.36%    1.78%    2.25%    3.32%    2.92%    3.10%    2.92%    2.70%     3.46%
  Total return for the period 1/1/01 - 3/31/01: 1.64% (not annualized)

* Performance for Class A shares of the funds is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

                         AVERAGE ANNUAL TOTAL RETURNS*

                                           ONE YEAR         5 YEARS          10 YEARS         LIFE OF         INCEPTION
PERIOD ENDED 12/31/00:                       2000          1996-2000        1991-2000           FUND             DATE
 CASH RESERVE FUND                          6.08%            5.24%            4.80%            5.81%           4/16/85
 NEW YORK TAX EXEMPT FUND                   3.46%            3.02%            2.84%            3.51%           4/18/85

The total returns shown above are not the funds' yields. A fund's yield more closely reflects the fund's current earnings.
* Performance for Class A shares of the funds is not provided because this class does not have a full calendar year of performance. Although Common Class shares are not offered in this prospectus, they are invested in the same portfolio. Common Class shares' annual returns differ to the extent that the classes have different fees and expenses. The returns shown have not been restated to reflect these different fees and expenses.

    YIELD

     To obtain a fund's current 7-day yield, call toll-free 800-927-2874.

                           UNDERSTANDING PERFORMANCE

- TOTAL RETURN tells you how much an investment in a fund has changed in value over a given time period. It assumes that all dividends and capital gains (if any) were reinvested in additional shares. The change in value can be stated either as a cumulative return or as an average annual rate of return.

- A CUMULATIVE TOTAL RETURN is the actual return of an investment for a specified period. The year-by-year total returns in the bar chart are examples of one-year cumulative total returns.

- An AVERAGE ANNUAL TOTAL RETURN applies to periods longer than one year. It smoothes out the variations in year-by-year performance to tell you what constant annual return would have produced the investment's actual cumulative return. This gives you an idea of an investment's annual contribution to your portfolio, assuming you held it for the entire period.

- Because of compounding, the average annual total returns in the table cannot be computed by averaging the returns in the bar chart.

                               INVESTOR EXPENSES

                             FEES AND FUND EXPENSES

This table describes the fees and expenses you may bear as a shareholder. Annual fund operating expense figures are expected amounts for the fiscal year ending December 31, 2001.

------------------------------------------------------------------------------------------------------
                                                                                        NEW YORK
                                                                 CASH RESERVE          TAX EXEMPT
                          CLASS A                                    FUND                 FUND
------------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES
   (PAID DIRECTLY FROM YOUR INVESTMENT)
 Sales charge "load" on purchases                                    NONE                 NONE
 Deferred sales charge "load"                                        NONE                 NONE
 Sales charge "load" on reinvested distributions                     NONE                 NONE
 Redemption fees                                                     NONE                 NONE
 Exchange fees                                                       NONE                 NONE
 ANNUAL FUND OPERATING EXPENSES
   (DEDUCTED FROM FUND ASSETS)
 Management fee                                                      .35%                 .50%
 Distribution and service (12b-1) fee                                .25%                 .25%
 Other expenses(1)                                                   .27%                 .18%
 TOTAL ANNUAL FUND OPERATING EXPENSES(2)                             .87%                 .93%
------------------------------------------------------------------------------------------------------

(1) Other expenses are based on estimated amounts to be charged in the current fiscal period.
(2) Fund service providers have voluntarily agreed to waive some of their fees and reimburse or credit some expenses. These fee waivers and expense reimbursements or credits, which may be discontinued at any time, are expected to lower fund expenses as follows:

EXPENSES AFTER WAIVERS,                                                                 NEW YORK
REIMBURSEMENTS                                                   CASH RESERVE          TAX EXEMPT
OR CREDITS                                                           FUND                 FUND
Management fees                                                      .28%                 .37%
Distribution and service (12b-1) fees                                .25%                 .25%
Other expenses                                                       .27%                 .18%
                                                                     ----                 ----
TOTAL NET ANNUAL FUND OPERATING EXPENSES                             .80%                 .80%

                                    EXAMPLE

This example may help you compare the cost of investing in these funds with the cost of investing in other mutual funds. Because it uses hypothetical conditions, your actual costs may be higher or lower.

Assume you invest $10,000, each fund returns 5% annually, expense ratios remain as listed in the table above (before fee waivers and expense reimbursements or credits) and you close your account at the end of each of the time periods shown. Based on these assumptions, your cost would be:

-----------------------------------------------------------------------------------------------------------------
                                                  ONE YEAR         THREE YEARS       FIVE YEARS         10 YEARS
-----------------------------------------------------------------------------------------------------------------
 CASH RESERVE FUND                                   $89              $278              $482             $1,073
 NEW YORK TAX EXEMPT FUND                            $95              $296              $515             $1,143
-----------------------------------------------------------------------------------------------------------------

                              THE FUNDS IN DETAIL

    THE MANAGEMENT FIRMS

CREDIT SUISSE ASSET MANAGEMENT, LLC
466 Lexington Avenue
New York, NY 10017

- Investment adviser for the funds

- Responsible for managing each fund's assets according to its goal and strategies

- A member of Credit Suisse Asset Management, the institutional asset management and mutual fund arm of Credit Suisse Group (Credit Suisse), one of the world's leading banks

- Credit Suisse Asset Management companies manage approximately $86 billion in the U.S. and $280 billion globally

- Credit Suisse Asset Management has offices in 14 countries, including SEC-registered offices in New York and London; other offices (such as those in Budapest, Frankfurt, Milan, Moscow, Paris, Prague, Sydney, Tokyo, Warsaw and Zurich) are not registered with the U.S. Securities and Exchange Commission

- For easier reading, Credit Suisse Asset Management, LLC will be referred to as "CSAM" or "we" throughout this Prospectus.

BLACKROCK INSTITUTIONAL
MANAGEMENT CORPORATION
400 Bellevue Parkway
Wilmington, DE 19809

- Sub-investment adviser for the New York Tax Exempt Fund

- Responsible for providing investment research and credit analysis, and managing the day-to-day operations of the funds

- A majority owned indirect subsidiary of PNC Bank, N.A.

- Manages approximately $71 billion in assets

    FUND INFORMATION KEY

     Concise fund-by-fund descriptions begin on the next page. Each description provides the following information:

GOAL AND STRATEGIES

     The fund's particular investment goal and the strategies it intends to use in pursuing that goal. Percentages of fund assets are based on total assets unless indicated otherwise.

PORTFOLIO INVESTMENTS

     The primary types of securities in which the fund invests. Secondary investments are described in "More About Risk."

RISK FACTORS

     The major risk factors associated with the fund. Additional risk factors are included in "More About Risk."

INVESTOR EXPENSES

     Expected fund expenses for the 2001 fiscal year. Future expenses may be higher or lower.

     - MANAGEMENT FEE The fee paid to the investment adviser for providing investment advice and, with respect to the New York Tax Exempt Fund, to the sub-investment adviser for its services. Expressed as a percentage of average net assets after waivers.

     - DISTRIBUTION AND SERVICE (12b-1) FEES Fees paid by Class A shares of each fund to the distributor for making Class A shares of the fund available to you. Expressed as a percentage of average net assets.

     - OTHER EXPENSES Fees paid by the fund for items such as administration, transfer agency, custody, auditing, legal and registration fees and miscellaneous expenses. Expressed as a percentage of average net assets after waivers, credits and reimbursements.

       FINANCIAL HIGHLIGHTS

     A table showing the audited financial performance for each fund's Common Class shares for up to five years.

     - TOTAL RETURN How much you would have earned on an investment in the fund, assuming you had reinvested all distributions.

     The Annual Report includes the auditor's report, along with the fund's financial statements. It is available free upon request.

                               CASH RESERVE FUND

    GOAL AND STRATEGIES

     The Cash Reserve Fund seeks high current income consistent with liquidity and stability of principal. To pursue this goal, it invests in high-quality, U.S. dollar-denominated money-market instruments. The fund seeks to maintain a stable $1 share price.

     In selecting securities, the portfolio managers may examine the relationships among yields on various types and maturities of money-market securities in the context of their outlook for interest rates. For example, commercial paper often offers a yield advantage over Treasury bills. And if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

    PORTFOLIO INVESTMENTS

     This fund invests in the following types of money-market instruments:

     - Government securities, including U.S. Treasury bills and other obligations of the U.S. government, its agencies or instrumentalities

     - U.S. and foreign bank obligations such as certificates of deposit, bankers' acceptances, time deposits, commercial paper and debt obligations

     - commercial paper and notes of other corporate issuers, including variable-rate master demand notes and other variable-rate obligations

     - repurchase agreements

     - when-issued securities

     No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category. Under normal conditions, the fund will invest at least 25% of assets in the banking industry.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

     This fund's principal risk factors are:

     - credit risk

     - income risk

     - industry concentration

     - interest-rate risk

     - market risk

     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

     Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

     Concentrating its investments in the banking industry will subject the fund to risks associated with investing in banks and banking-related companies. These risks are discussed in "More About Risk." That section also details other investment practices the fund may use. Please read "More About Risk" carefully before you invest.

    PORTFOLIO MANAGEMENT

     CSAM makes the fund's day-to-day investment decisions.

    INVESTOR EXPENSES

    Management fee                                        .28%
    Distribution and service (12b-1) fees                 .25%
    All other expenses                                    .27%
                                                         -----
    Total expenses                                        .80%

    FINANCIAL HIGHLIGHTS

     The fund's Class A shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares. The figures for each of the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28, 1997, February 29, 1996 and February 28, 1995 have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

                                          FOR THE
                                        SIX MONTHS
                                           ENDED
                                       JUNE 30, 2001
                                        (UNAUDITED)     12/00      12/99      12/98     12/97(1)     2/97       2/96       2/95
            PERIOD ENDED:              -------------   --------   --------   --------   --------   --------   --------   --------
PER SHARE DATA
Net asset value, beginning of
  period.............................    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                         --------      --------   --------   --------   --------   --------   --------   --------
 Investment activities:
   Net investment income.............        0.02          0.06       0.05       0.05       0.04       0.05       0.05       0.04
                                         --------      --------   --------   --------   --------   --------   --------   --------
 Dividends:
   Dividends from net investment
    income...........................       (0.02)        (0.06)     (0.05)     (0.05)     (0.04)     (0.05)     (0.05)     (0.04)
                                         --------      --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.......    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                         ========      ========   ========   ========   ========   ========   ========   ========
Total return.........................     2.33%(2)         6.08%      4.74%      5.12%   4.28%(2)      5.03%      5.57%      4.35%
Ratios and supplemental data:
 Net assets, end of period (000s
   omitted)..........................    $290,543      $343,623   $463,971   $429,978   $472,675   $416,735   $383,607   $403,211
   Ratio of expenses to average net
    assets...........................      .56%(4)       .57%(3)    .56%(3)    .56%(3)  .55%(3,4)    .55%(3)    .56%(3)       .55%
   Ratio of net income to average net
    assets...........................     4.73%(4)         5.87%      4.66%      5.00%   5.11%(4)      4.93%      5.43%      4.41%
   Decrease reflected in above
    operating expense ratios due to
    waivers/reimbursements...........      .03%(4)          .11%       .12%       .12%    .12%(4)       .14%       .16%       .19%

(1) For the 10 months ended December 31, 1997. In 1997, the fund changed its fiscal year-end to December 31.
(2)  Not annualized.
(3) Interest earned on uninvested cash balances is used to offset part of the transfer agent expense. These arrangements resulted in a reduction to the fund's net expense ratio by .01%, .02%, .01%, .01%, .00% and .00% for the six months ended June 30, 2001 and for each of the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28 and 29, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .55% for the six months ended June 30, 2001 and for the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28 or 29, 1997 and 1996, respectively.
(4)  Annualized.

                            NEW YORK TAX EXEMPT FUND

    GOAL AND STRATEGIES

     The New York Tax Exempt Fund seeks as high a level of current income exempt from federal, New York state and New York City personal income taxes as is consistent with preservation of capital and liquidity. The fund seeks to maintain a stable $1 share price.

     Under normal market conditions, the fund will invest at least 65% of assets in New York municipal securities. In selecting investments, fund managers may examine the relationships among yields on various types and maturities of municipal securities in the context of their outlook for interest rates. For example, if rates are expected to fall, longer maturities may be purchased to try to preserve the fund's income level. Conversely, shorter maturities may be favored if rates are expected to rise.

    PORTFOLIO INVESTMENTS

     This fund invests at least 80% of assets in high-quality short-term tax-exempt municipal securities. These include:

     - tax-exempt commercial paper

     - variable-rate demand notes

     - bonds

     - municipal put bonds

     - bond-anticipation notes

     - revenue-anticipation notes

     No more than 5% of assets may be invested in securities rated in the second-highest short-term rating category (or unrated equivalents). The rest of the fund's investments must be in the highest short-term rating category.

     The fund maintains an average maturity of 90 days or less, and only purchases securities that have (as determined under SEC rules) remaining maturities of 397 days or less. To a limited extent, the fund may also engage in other investment practices.

    RISK FACTORS

     This fund's principal risk factors are:

     - credit risk

     - income risk

     - interest-rate risk

     - market risk

     - New York municipal securities

     - non-diversified status

     The fund's yield will vary with changes in interest rates. If interest rates fall, your dividend income will likely decline.

     Since it is managed to maintain a constant $1 share price, the fund should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses in the rare event that fund holdings default or interest rates rise sharply in an unusually short period.

     The fund's ability to maintain a stable share price also depends upon guarantees from banks and other financial institutions that back certain securities the fund invests in. Changes in the credit quality of these institutions could cause losses to the fund and affect its share price.

     New York state and New York City have at times faced serious economic problems that have adversely affected New York municipal issuers. The risk of a downturn in the U.S. economy, particularly in New York City and New York state, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York City and New York state will suffer financial difficulties resulting from the attack, and the anticipated financial difficulties could adversely affect the ability of New York municipal issuers to make prompt payments of principal and interest. The default or credit-rating downgrade of one of these issuers could affect the market values and marketability of all New York municipal securities and hurt the fund's yield or share price. As a result, this fund may be riskier than a more geographically diversified municipal money-market fund. Furthermore, if the fund has difficulty finding attractive New York municipal securities to purchase, the amount of the fund's income that is subject to New York taxes could increase.

     The fund's status as a non-diversified fund may compound the risks associated with investing in the fund. Compared to a diversified mutual fund, a non-diversified fund may invest a greater portion of its assets in the securities of fewer issuers. Because the fund is non-diversified, it may involve more risk than a diversified money-market fund.

     The fund also may, and currently does, invest in alternative minimum tax
(AMT) securities, the income from which is a tax preference item. "More About Risk" details these and certain other investment practices the fund may use. Please read that section carefully before you invest.

    PORTFOLIO MANAGEMENT

     Under the supervision of CSAM, a portfolio-management team at BlackRock Institutional Management Corporation, the fund's sub-investment adviser, makes the fund's day-to-day investment decisions.

    INVESTOR EXPENSES

    Management fee                                        .37%
    Distribution and service (12b-1) fees                 .25%
    All other expenses                                    .18%
                                                         -----
    Total expenses                                        .80%

    FINANCIAL HIGHLIGHTS

     The fund's Class A shares commenced operations as of the date hereof. The figures below are related to the fund's Common Class shares. The figures for each of the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28, 1997, February 29, 1996 and February 28, 1995 have been audited by the fund's independent auditors, PricewaterhouseCoopers LLP.

                                          FOR THE
                                        SIX MONTHS
                                           ENDED
                                       JUNE 30, 2001
                                        (UNAUDITED)     12/00      12/99      12/98     12/97(1)     2/97       2/96       2/95
            PERIOD ENDED:              -------------   --------   --------   --------   --------   --------   --------   --------
PER-SHARE DATA
Net asset value, beginning of
  period.............................    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
 Investment activities:
   Net investment income.............        0.01          0.03       0.03       0.03       0.03       0.03       0.03       0.02
                                         --------      --------   --------   --------   --------   --------   --------   --------
 Distributions:
   From net investment income........       (0.01)        (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.03)     (0.02)
                                         --------      --------   --------   --------   --------   --------   --------   --------
Net asset value, end of period.......    $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                         ========      ========   ========   ========   ========   ========   ========   ========
Total return.........................        1.32%(2)      3.46%      2.70%      2.92%      2.64%(2)     2.92%     3.31%     2.48%
Ratios and supplemental data:
 Net assets, end of period (000s
   omitted)..........................    $176,641      $197,544   $181,842   $174,743   $151,173   $124,191   $ 96,584   $ 77,111
   Ratio of expenses to average net
    assets...........................     0.55%(4)       .57%(3)   .56%(3)    .55%(3)   .55%(3,4)   .55%(3)    .56%(3)       .55%
   Ratio of net income to average net
    assets...........................        2.63%(4)      3.39%      2.68%      2.86%      3.12%(4)     2.88%     3.24%     2.46%
   Decrease reflected in above
    operating expense ratio due to
    waivers/reimbursements...........         .01%(4)       .11%       .13%       .14%       .12%(4)      .17%      .27%      .27%

(1) For the 10 months ended December 31, 1997. In 1997, the fund changed its fiscal year-end to December 31.
(2)  Not annualized.
(3) Interest earned on uninvested cash balances is used to offset part of the transfer agent expense. These arrangements resulted in a reduction to the fund's net expense ratio by .01%, .02%, .01%, .00%, .00%, .00% and .01% for the six months ended June 30, 2001, and for each of the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28 or 29, 1997 and 1996, respectively. The operating expense ratio after reflecting these arrangements was .55% for the six months ended June 30, 2001, and for each of the years or period ended December 31, 2000, 1999, 1998 and 1997 and the years ended February 28 or 29, 1997 and 1996, respectively.
(4)  Annualized.

                                MORE ABOUT RISK

    INTRODUCTION

     A fund's goal and principal strategies largely determine its risk profile. You will find a concise description of each fund's risk profile in "Key Points." The fund-by-fund discussions contain more detailed information. This section discusses other risks that may affect the funds.

     The "Certain Investment Practices" table takes a more detailed look at certain investment practices the funds may use. Some of these practices may have higher risks associated with them. However, each fund has limitations and policies designed to reduce many of the risks.

    TYPES OF INVESTMENT RISK

     The following risks are referred to throughout this Prospectus.

     CREDIT RISK The issuer of a security or the counterparty to a contract may default or otherwise become unable to honor a financial obligation. An issuer's failure to make scheduled interest or principal payments to a fund could reduce the fund's income level and share price.

     EXPOSURE RISK The risk associated with investments or practices that increase the amount of money a fund could gain or lose on an investment.

     - HEDGED Exposure risk could multiply losses generated by a derivative or practice used for hedging purposes. Such losses should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

     - SPECULATIVE To the extent that a derivative or practice is not used as a hedge, the fund is directly exposed to its risks.

     EXTENSION RISK An unexpected rise in interest rates may extend the life of a mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

     INCOME RISK A fund's income level may decline because of falling interest rates.

     INTEREST-RATE RISK Changes in interest rates may cause a decline in the market value of an investment. With bonds and other fixed-income securities, a rise in interest rates typically causes a fall in values, while a fall in interest rates typically causes a rise in values.

     LIQUIDITY RISK Certain fund securities may be difficult or impossible to sell at the time and the price that the fund would like. A fund may have to lower the price, sell other securities instead or forego an investment opportunity. Any of these could have a negative effect on fund management or performance.

     MARKET RISK The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations, which are often referred to as "volatility," may cause a security to be worth less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy, or the market as a whole. Market risk is common to most investments -- including debt securities and the mutual funds that invest in them.

     POLITICAL RISK Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair a fund's ability to bring its capital or income back to the U.S. Other political risks include economic policy changes, social and political instability, military action and war.

     PREPAYMENT RISK Securities with high stated interest rates may be prepaid prior to maturity. During periods of falling interest rates, a fund would generally have to reinvest the proceeds at lower rates.

     REGULATORY RISK Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, the market value of the security, or a fund's performance.

     VALUATION RISK The lack of an active trading market may make it difficult to obtain an accurate price for a fund security.

                          CERTAIN INVESTMENT PRACTICES

For each of the following practices, this table shows the applicable investment limitation. Risks are indicated for each practice.
KEY TO TABLE:

[-]    Permitted without limitation; does not indicate actual use
20%    Italic type (e.g., 20%) represents an investment limitation as a percentage of NET fund assets; does not indicate actual use
20%    Roman type (e.g., 20%) represents an investment limitation as a percentage of TOTAL fund assets; does not indicate
       actual use
[ ]    Permitted, but not expected to be used to a significant
       extent
--     Not permitted

                                                                      NEW YORK
                                                              CASH    TAX
                                                              RESERVE EXEMPT
                                                              FUND    FUND

INVESTMENT PRACTICE                                               LIMIT
 AMT SECURITIES Municipal securities whose interest is a
 tax-preference item for purposes of the federal alternative minimum tax. Credit, interest-rate, liquidity, market,
 regulatory risks.                                             [ ]     20%
----------------------------------------------------------------------------
 EURODOLLAR AND YANKEE OBLIGATIONS U.S. dollar-denominated
 certificates of deposit issued or backed by foreign banks
 and foreign branches of U.S. banks. Credit, income,
 interest rate, market, political risks.                       [-]     [ ]
----------------------------------------------------------------------------
 INDUSTRY CONCENTRATION -- BANKING Investing more than 25%
 of a fund's net assets in obligations of banks and
 banking-related companies. Risks affecting the industry
 will have a greater effect on the fund. Credit, interest-
 rate, market, regulatory risks.                               [-]      --
----------------------------------------------------------------------------
 MORTGAGE-BACKED AND ASSET-BACKED SECURITIES Debt securities backed by pools of mortgages, including passthrough
 certificates and other senior classes of collateralized
 mortgage obligations (CMOs), or other receivables. Credit,
 extension, interest-rate, liquidity, prepayment risks.        [-]     [ ]
----------------------------------------------------------------------------
 MUNICIPAL SECURITIES Debt obligations issued by or on
 behalf of the state of New York and other states and
 jurisdictions of the U.S. and their authorities, agencies
 and instrumentalities. May include tax-exempt commercial
 paper, variable-rate demand notes, bonds, municipal put
 bonds, bond-anticipation notes and revenue-anticipation
 notes. Credit, interest-rate, market risks.                   [ ]     [-]
----------------------------------------------------------------------------
 REPURCHASE AGREEMENTS The purchase of a security with a
 commitment to resell the security back to the counterparty
 at the same price plus interest. Credit risk.                 [-]     [ ]
----------------------------------------------------------------------------
 RESTRICTED AND OTHER ILLIQUID SECURITIES Certain securities with restrictions on trading, or those not actively traded.
 May include private placements. Liquidity, market,
 valuation risks.                                              10%     10%
----------------------------------------------------------------------------
 TEMPORARY DEFENSIVE TACTICS Placing some or all of a fund's assets in defensive investments when the investment adviser or sub-investment adviser believes that doing so would be
 in the best interests of fund shareholders. For the New
 York Tax Exempt Fund, these investments may include taxable securities and municipal securities that are not exempt
 from New York state and New York City taxes. Although
 intended to avoid losses in unusual market conditions,
 defensive tactics might prevent a fund from achieving its
 goal.                                                         [ ]     [ ]
----------------------------------------------------------------------------
 VARIABLE-RATE MASTER DEMAND NOTES Unsecured instruments
 that provide for periodic adjustments in their interest
 rate and permit the indebtedness of the issuer to vary.
 Credit, interest-rate, liquidity, market risks.               [ ]     [-]
----------------------------------------------------------------------------
 WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS The purchase or sale of securities for delivery at a future date; market value may change before delivery. Liquidity, market,
 speculative exposure risks.                                   20%     20%
----------------------------------------------------------------------------

                              MORE ABOUT YOUR FUND

    SHARE VALUATION

     The price of your shares is also referred to as their net asset value
(NAV).

     The NAV of each class of a fund is determined at 12:00 noon ET and at the close of regular trading on the New York Stock Exchange (NYSE) (usually 4 p.m.
ET) each day the NYSE is open for business. The NAV is calculated by dividing the total assets of each class of a fund, less its liabilities, by the number of shares outstanding in each class.

     Each fund values its securities using amortized cost. This method values a fund holding initially at its cost and then assumes a constant amortization to maturity of any discount or premium. The amortized cost method ignores any impact of fluctuating interest rates.

    DISTRIBUTIONS

     As a fund investor, you will receive distributions.

     Each fund may earn interest from its bond, money-market and other investments. These are passed along as dividend distributions. A fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These are passed along as capital-gain distributions. Money-market funds usually do not make capital-gain distributions.

     The funds declare dividend distributions daily and pay them monthly. Each of the funds typically distributes long-term capital gains (if any) to shareholders annually, at the end of its fiscal year. The New York Tax Exempt Fund distributes short-term capital gains (if any) at the end of its fiscal year; the Cash Reserve Fund distributes them periodically as determined by the Board of Directors.

     Estimated year-end distribution information, including record and payment dates, generally will be available late in the year from your broker-dealer, financial intermediary or financial institution (each a "financial representative") or by calling 800-927-2874. Investors are encouraged to consider the potential tax consequences of distributions prior to buying or selling shares of the fund.

    TAXES

     As with any investment, you should consider how your investment in a fund will be taxed. If your account is not a tax-advantaged account, you should be especially aware of the following potential tax implications. Please consult your tax professional concerning your own tax situation.

     Each fund intends to meet the requirements for being a tax-qualified regulated investment company. As long as a fund continues to qualify, it pays no federal income tax on the earnings it distributes to shareholders.

     Any time you sell or exchange shares, it is considered a taxable event for you. Because each fund seeks to maintain a stable $1 share price, you should not realize a taxable gain or loss when you sell shares. The Form 1099-DIV that is mailed to you every January details your distributions and their federal-tax category.

CASH RESERVE FUND

     Distributions you receive from the Cash Reserve Fund, whether reinvested or taken in cash, are generally considered taxable. The fund does not expect to realize long-term capital gains or make capital-gain distributions. Distributions from other sources are generally taxed as ordinary income.

     Depending on provisions in your state's tax law, the portion of the fund's income derived from "full faith and credit" U.S. Treasury obligations may be exempt from state and local taxes. The fund will indicate each year the portion of its income, if any, that may qualify for this exemption.

NEW YORK TAX EXEMPT FUND

     Interest income that the fund earns is distributed to shareholders as income dividends. Interest that is federally tax-free when received by the fund remains tax-free when it is distributed.

     However, gain on the sale of tax-free securities results in taxable distributions. Short-term capital gains and a portion of the gain on bonds purchased at a discount are distributed as dividends and taxed as ordinary income. Although the fund does not expect to make them, long-term capital-gain distributions would be taxed as long-term capital gains. Distributions of capital gains are taxable whether you take them in cash or reinvest them.

     The interest from some municipal securities is subject to the federal alternative minimum tax. The fund may invest up to 100% of its assets in these securities during temporary defensive periods. Individuals who are subject to the tax must report this interest on their tax returns. In addition, the fund may invest a portion of its assets in securities that generate income that is not exempt from federal income tax.

     To the extent that the fund's income dividends are derived from state tax-free investments, they will be free from New York state and City personal income taxes. The fund will indicate each year the portion of its dividends that may qualify for this exemption. Corporate taxpayers should note that the fund's income dividends and other distributions are not exempt from New York state and City franchise or corporate income taxes.

    STATEMENTS AND REPORTS

     Each fund produces financial reports, which include, among other things, a list of the fund's portfolio holdings, semiannually and updates its prospectus annually. Each fund generally does not hold shareholder meetings. To reduce expenses by eliminating duplicate mailings to the same address, the funds may choose to mail only one report, prospectus, proxy statement or information statement, as applicable, to your household, even if more than one person in the household has an account with the funds. If you would like to receive additional reports, prospectuses or proxy statements, please contact your financial representative or call 800-929-2874.

                           BUYING AND SELLING SHARES

    OPENING AN ACCOUNT

     You should contact your financial representative to open an account and make arrangements to buy shares. Your financial representative will be responsible for furnishing all necessary documents to us, and may charge you for his or her services. All classes of shares may not be available through all financial representatives. You should contact your financial representative for further information.

    BUYING AND SELLING SHARES

     The funds are open on those days when the NYSE is open, typically Monday through Friday. Your financial representative must receive your purchase order in proper form prior to 12 noon ET or by the close of the NYSE (usually 4 p.m.
ET) in order for your transaction to be priced at the NAV determined at 12 noon ET or at that day's closing NAV, respectively. If the financial representative receives it after the close of the NYSE, it will be priced on the next business day at the NAV determined at 12 noon ET. Investors may be charged a fee by a financial representative for transactions effected through it.

     Financial representatives may offer an automatic sweep for the shares of each fund in the operation of cash accounts for their customers. Shares of a fund purchased through an automatic sweep by 12:00 noon ET are eligible to receive that day's daily dividend. For more information contact your financial representative.

     The minimum initial investment in each of the funds is $1,000, and the minimum for additional investments is $100. Your financial representative may have different minimum investment or account requirements.

     You should contact your financial representative to redeem shares of either of the funds. A signature guarantee may be required in some circumstances. Also, a redemption can be delayed until your investment check clears. Your redemption will be processed at the net asset value per share next computed following the receipt by your financial representative of your request in proper form. You also may redeem shares:

- BY SWEEP: If your financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a fund sufficient amounts to cover security purchases in your brokerage account.

- BY CHECKWRITING: With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial representative. If you wish to establish this checkwriting service subsequent to the opening of your fund account, contact your financial representative. There is no charge for this service, except that the fund's custodian will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. The minimum amount for each check is $100. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

    EXCHANGING SHARES

     You should contact your financial representative to request an exchange into the same class of another Credit Suisse Fund. A sales charge differential may apply. Be sure to read the current Prospectus for the new Fund.

     For more information regarding buying, selling or exchanging shares, contact your financial representative or call the transfer agent at 1-800-222-8977.

                              SHAREHOLDER SERVICES

    AUTOMATIC SERVICES

  Buying or selling shares automatically is easy with the services described below. You can set up or change most of these services by calling your financial representative.

AUTOMATIC MONTHLY INVESTMENT PLAN

  For making automatic investments ($50 minimum) from a designated bank account.

AUTOMATIC WITHDRAWAL PLAN

  For making automatic monthly, quarterly, semi-annual or annual withdrawals of $250 or more.

    TRANSFERS/GIFTS TO MINORS

  Depending on state laws, you can set up a custodial account under the Uniform Transfer-to-Minors Act (UTMA) or the Unifom Gifts-to Minors Act (UGMA). Please consult your tax professional about these types of accounts.

                                 OTHER POLICIES

    TRANSACTION DETAILS

  You are entitled to capital-gain and earned-dividend distributions as soon as your purchase order is executed. You begin to earn dividend distributions the business day after your purchase order is executed. If we receive your purchase order and payment to purchase shares of a fund before 12 noon ET, you begin to earn dividend distributions on that day.

  Your purchase order will be canceled and you may be liable for losses or fees incurred by a fund if your investment check or ACH transfer does not clear. Your bank or other financial-services firm may charge a fee to send or receive wire transfers.

  Uncashed redemption or distribution checks do not earn interest.

    SPECIAL SITUATIONS

  Each fund reserves the right to:

 - refuse any purchase or exchange request, including those from any person or group who, in the fund's view, is likely to engage in excessive trading

 - change or discontinue its exchange privilege after 30 days' notice to current investors, or temporarily suspend this privilege during unusual market conditions

 - impose minimum investment amounts after 15 days' notice to current investors of any increases

 - charge a wire-redemption fee

 - make a "redemption in kind"-- payment in fund securities rather than cash -- for certain large redemption amounts that could hurt fund operations

 - suspend redemptions or postpone payment dates as permitted by the Investment Company Act of 1940 (such as during periods other than weekends or holidays when the NYSE is closed or trading on the NYSE is restricted, or any other time that the SEC permits)

 - modify or waive its minimum investment requirements, including investments through certain financial representatives and through retirement plan programs (no minimum)

 - stop offering its shares for a period of time (such as when management believes that a substantial increase in assets could adversely affect it)

                               OTHER INFORMATION

    ABOUT THE DISTRIBUTOR

     Credit Suisse Asset Management Securities, Inc., an affiliate of CSAM, is responsible for making the funds available to you.

     Each fund has adopted a 12b-1 Plan for Class A shares pursuant to the rules of the Investment Company Act of 1940. The plans allow the funds to pay distribution and service fees for the sale and servicing of Class A shares. Since these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. These fees may cost you more than paying other types of sales charges.

     Distribution and service fees on Class A Shares are used to pay the distributor to promote the sale of shares and the servicing of accounts of the funds. The expenses incurred by the distributor under each fund's 12b-1 Plan for Class A shares include the preparation, printing and distribution of prospectuses, sales brochures and other promotional materials sent to prospective shareholders. They also include purchasing radio, television, newspaper and other advertising and compensating the distributor's employees or employees of the distributor's affiliates for their distribution assistance.

                       This page intentionally left blank

                              FOR MORE INFORMATION

     More information about these funds is available free upon request, including the following:

    ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS

     Includes financial statements, portfolio investments and detailed performance information.

     The Annual Report also contains a letter from the fund manager discussing market conditions and investment strategies that significantly affected fund performance during the past fiscal year.

    OTHER INFORMATION

     A current Statement of Additional Information (SAI), which provides more details about the funds, is on file with the Securities and Exchange Commission
(SEC) and is incorporated by reference.

     You may visit the SEC's Internet Web site (www.sec.gov) to view the SAI, material incorporated by reference, and other information. You can also obtain copies by visiting the SEC's Public Reference Room in Washington, DC (phone 202-942-8090) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009 or electronically at publicinfo@sec.gov.

     Please contact Credit Suisse Funds to obtain, without charge, the SAI, Annual and Semiannual Reports and portfolio holdings and other information, and to make shareholder inquiries:

BY TELEPHONE:
800-927-2874

BY FACSIMILE:
646-354-5026

BY MAIL:
Credit Suisse Funds
P.O. Box 9030
Boston, MA 02205-9030

BY OVERNIGHT OR COURIER SERVICE:
Boston Financial Data Services, Inc.
Attn: Credit Suisse Funds
66 Brooks Drive
Braintree, MA 02184

ON THE INTERNET:
www.creditsuissefunds.com

SEC FILE NUMBERS:
Credit Suisse Cash Reserve Fund      811-04171
Credit Suisse New York Tax Exempt
Fund                                 811-04170

                              CREDIT SUISSE FUNDS
              ----------------------------------------------------
                                  CREDIT ASSET
                                  SUISSE MANAGEMENT

                      P.O. BOX 9030, BOSTON, MA 02205-9030
                    800-927-2874 - www.creditsuissefunds.com

CREDIT SUISSE ASSET MANAGEMENT SECURITIES, INC., DISTRIBUTOR.       WPMMF-1-0501

                  SUBJECT TO COMPLETION, DATED NOVEMBER 8, 2001

                       STATEMENT OF ADDITIONAL INFORMATION

                                NOVEMBER 30, 2001

                         CREDIT SUISSE CASH RESERVE FUND

                     CREDIT SUISSE NEW YORK TAX EXEMPT FUND

                  This combined Statement of Additional Information provides information about Credit Suisse Cash Reserve Fund (the "Cash Reserve Fund") and Credit Suisse New York Tax Exempt Fund (the "Tax Exempt Fund" and collectively with the Cash Reserve Fund, the "Funds") that supplements the information that is contained in the combined Prospectus for the Common Shares of the Funds, dated May 1, 2001 and the combined Prospectus for the Class A shares of the Funds, dated November 30, 2001, each as amended or supplemented from time to time (together, the "Prospectuses"), and is incorporated by reference in its entirety into those Prospectuses.

                  Each Fund's audited Annual Report for its Common Class Shares dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference.

                  This Statement of Additional Information is not itself a prospectus and no investment in shares of the Funds should be made solely upon the information contained herein. Copies of the Prospectuses, Annual Reports and information regarding each Fund's current performance may be obtained by writing or telephoning:


                               Credit Suisse Funds
                                  P.O. Box 9030
                        Boston, Massachusetts 02205-9030
                                  800-927-2874

                                Table of Contents

                                                                                               Page
                                                                                               ----
INVESTMENT OBJECTIVES .....................................................................       1
GENERAL ...................................................................................       1
         Price and Portfolio Maturity .....................................................       1
         Portfolio Quality and Diversification ............................................       1
INVESTMENT POLICIES .......................................................................       2
         Municipal Securities .............................................................       2
         Bank Obligations .................................................................       3
         Variable Rate Master Demand Notes ................................................       3
         Government Securities ............................................................       4
         When-Issued Securities ...........................................................       4
         Repurchase Agreements ............................................................       5
         Reverse Repurchase Agreements and Borrowings .....................................       5
         Stand-By Commitment Agreements ...................................................       5
         Third Party Puts .................................................................       6
         Taxable Investments ..............................................................       7
         Alternative Minimum Tax Bonds ....................................................       7
         Other Investment Policies and Practices of the Tax Exempt Fund ...................       8
              Non-Diversified Status ......................................................       8
         Special Considerations and Risk Factors ..........................................       8
         Other Investment Limitations .....................................................       9
              Cash Reserve Fund ...........................................................       9
              Tax Exempt Fund .............................................................      11
PORTFOLIO VALUATION .......................................................................      12
PORTFOLIO TRANSACTIONS ....................................................................      13
SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL OBLIGATIONS .........................      14
              Recent Events Related to New York City Terrorist Attack .....................      14
              State Economy ...............................................................      16
              State Budget ................................................................      17
              Debt Limits and Outstanding Debt ............................................      22
              Litigation ..................................................................      23
              Authorities .................................................................      24
              New York City and Other Localities ..........................................      25
MANAGEMENT OF THE FUNDS ...................................................................      29
         Officers and Board of Directors ..................................................      29
         Directors' Compensation ..........................................................      33
         Investment Adviser, Sub-Investment Adviser and Administrator and Co-Administrators      33
         Advisory Fees paid to CSAM and CSAM's predecessor, WPAM ..........................      35
         Sub-Advisory and Administration Fees paid to BIMC ................................      36
         Co-Administration Fees paid to CSAMSI and CSAMSI's predecessor, CFSI .............      36
         Custodian and Transfer Agent .....................................................      37
         Organization of the Funds ........................................................      37
         Distribution and Shareholder Servicing ...........................................      38

                                      (i)

                                Table of Contents

                                                                                               Page
                                                                                               ----
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................................      39
         Special Provisions Applicable to the Class A Shares Only .........................      39
         Automatic Cash Withdrawal Plan ...................................................      40
EXCHANGE PRIVILEGE ........................................................................      40
ADDITIONAL INFORMATION CONCERNING TAXES ...................................................      41
DETERMINATION OF YIELD ....................................................................      44
INDEPENDENT ACCOUNTANTS AND COUNSEL .......................................................      45
MISCELLANEOUS .............................................................................      45
FINANCIAL STATEMENTS ......................................................................      46
APPENDIX ..................................................................................     A-1
         Description of Commercial Paper Ratings ..........................................     A-1
         Description of Municipal Securities Ratings ......................................     A-2

                                      (ii)

                              INVESTMENT OBJECTIVES

                  The following information supplements the discussion of each Fund's investment objective and policies in the Prospectuses. There are no assurances that the Funds will achieve their investment objectives.

                  The investment objective of the Cash Reserve Fund is to provide investors with high current income consistent with liquidity and stability of principal.

                  The investment objective of the Tax Exempt Fund is to provide investors with as high a level of current income that is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes as is consistent with preservation of capital and liquidity.

                                    GENERAL

                  Unless otherwise indicated, each Fund is permitted, but not obligated, to engage in the following investment strategies subject to any percentage limitations set forth below. The Funds are not obligated to pursue any of the following strategies and do not represent that these techniques are available now or will be available at any time in the future.

                  Price and Portfolio Maturity. Each Fund invests only in securities which are purchased with and payable in U.S. dollars and which have (or, pursuant to regulations adopted by the Securities and Exchange Commission (the "SEC"), are deemed to have) remaining maturities of 397 calendar days or less at the date of purchase by the Fund. For this purpose, variable rate master demand notes (as described below), which are payable on demand, or, under certain conditions, at specified periodic intervals not exceeding 397 calendar days, in either case on not more than 30 days' notice, will be deemed to have remaining maturities of 397 calendar days or less. Each Fund maintains a dollar-weighted average portfolio maturity of 90 days or less. Each Fund follows these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

                  Portfolio Quality and Diversification. Each Fund will limit its portfolio investments to securities that its Board determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Fund. The term Eligible Securities includes securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (i) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) one NRSRO, if only one NRSRO has issued a rating with respect to such security or issuer at the time that the Fund acquires the security. The Funds may purchase securities that are unrated at the time of purchase that a Fund's investment adviser and, for the Tax Exempt Fund, sub-investment adviser deem to be of comparable quality to rated securities that the Fund may purchase. The NRSROs currently designated as such by the SEC are Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Investors Services, Inc., Duff and Phelps, Inc. and

IBCA Limited and its affiliate, IBCA, Inc. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Fund's Statement of Additional Information.

                  The Funds have adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"), as operating policies. Under these policies, there are two tiers of Eligible Securities, first and second tier, based on their ratings by NRSROs or, if the securities are unrated, on determinations by a Fund's investment adviser and, for the Tax Exempt Fund, sub-investment adviser. These policies generally restrict a Fund from investing more than 5% of its assets in second tier securities and limit to 5% of assets the portion that may be invested in any one issuer. The Tax Exempt Fund may invest up to 25% of its assets without regard to this per issuer limit. In addition, the credit quality and diversification policies vary to some extent between the Cash Reserve and Tax Exempt Funds because the Tax Exempt Fund is a single-state tax exempt fund.

                               INVESTMENT POLICIES

                  Municipal Securities. Under normal circumstances, substantially all of the Tax Exempt Fund's assets will be invested in Municipal Securities. Municipal Securities include short-term debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity securities that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Municipal Securities if the interest paid thereon is excluded from gross income for federal income tax purposes.

                  The two principal types of Municipal Securities consist of "general obligation" and "revenue" issues, and the Tax Exempt Fund's portfolio may also include "moral obligation" issues, which are normally issued by special purpose authorities. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Private activity securities held by the Fund are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of such private activity securities is usually directly related to the credit standing of the corporate user of the facility involved.

                  There are, of course, variations in the quality of Municipal Securities, both within a particular classification and between classifications, and the yields on Municipal Securities depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of rating agencies represent their opinions as to the quality of Municipal Securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Securities with the same maturity, interest rate and rating may have different yields while

Municipal Securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by the Tax Exempt Fund, an issue of Municipal Securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. The Fund's investment adviser and sub-investment adviser will consider such an event in determining whether the Fund should continue to hold the obligation. See the Appendix attached hereto for further information concerning ratings and their significance.

                  An issuer's obligations under its Municipal Securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Securities may be materially adversely affected.

                  Among other instruments, the Tax Exempt Fund may purchase short-term Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

                  Bank Obligations. The Cash Reserve Fund may purchase bank obligations, including United States dollar-denominated instruments issued or supported by the credit of the United States or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. While the Cash Reserve Fund will invest in obligations of foreign banks or foreign branches of United States banks only if the Fund's investment adviser deem the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of United States banks due to differences in political, regulatory and economic systems and conditions. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. The Cash Reserve Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its assets.

                  Variable Rate Master Demand Notes. Each Fund may also purchase variable rate master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time and may resell the note at any time to a third party. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default.

                  Variable rate master demand notes held by a Fund may have maturities of more than thirteen months, provided: (i) the Fund is entitled to payment of principal and accrued interest upon not more than seven days' notice and (ii) the rate of interest on such notes is adjusted automatically at periodic intervals which may extend up to thirteen months. In determining a Fund's average weighted portfolio maturity and whether a variable rate master demand note has a remaining maturity of thirteen months or less, each note will be deemed by the Fund to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount owed can be recovered through demand. In determining whether an unrated variable rate master demand note is of comparable quality at the time of purchase to instruments rated "high quality" by any major rating service or when purchasing variable rate master demand notes, the Fund's investment adviser and, for the Tax Exempt Fund, sub-investment adviser will consider the earning power, cash flow and other liquidity ratios of the issuer of the note and will continuously monitor its financial condition. In addition, when necessary to ensure that a note is of "high quality," the Fund will require that the issuer's obligation to pay the principal of the note be backed by an unconditional bank letter of line of credit, guarantee or commitment to lend.

                  In the event an issuer of a variable rate master demand note defaults on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. However, a Fund will invest in such instruments only where its investment adviser and, for the Tax Exempt Fund, sub-investment adviser believe that the risk of such loss is minimal. In determining average weighted portfolio maturity, a variable rate master demand note will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the demand note period.

                  Government Securities. Government Securities in which the Funds may invest include Treasury Bills, Treasury Notes and Treasury Bonds; other obligations that are supported by the full faith and credit of the United States Treasury, such as Government National Mortgage Association pass-through certificates; obligations that are supported by the right of the issuer to borrow from the Treasury, such as securities of Federal Home Loan Banks; and obligations that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

                  When-Issued Securities. A Fund may purchase Municipal Securities or portfolio securities, as the case may be, on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). Each Fund may purchase portfolio securities on a "when-issued" basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. A Fund will generally not pay for such securities or start earning interest on them until they are received. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Each Fund expects that commitments to purchase when-issued securities will not exceed 20% of the value of its total assets absent unusual market conditions, and that a commitment by the Fund to purchase when-issued securities will generally not exceed 45 days. Neither Fund intends to purchase when-issued securities for speculative purposes but only in furtherance of its investment objectives.

                  When a Fund agrees to purchase when-issued securities, its custodian will set aside cash or liquid securities in a segregated account equal to the amount of the commitment.

Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitment. It may be expected that the Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. Because the Fund will set aside cash and liquid assets to satisfy its purchase commitments in the manner described, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

                  When a Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

                  Repurchase Agreements. Each Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Default by a seller, if the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, could expose the Fund to possible loss, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights thereto. Repurchase agreements are considered to be loans by the Fund under the 1940 Act. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                  Reverse Repurchase Agreements and Borrowings. Each Fund may borrow funds for temporary purposes and not for leverage by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed-upon date and price. At the time the Fund enters into such an arrangement (a "reverse repurchase agreement"), it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.

                  Stand-By Commitment Agreements. (Tax Exempt Fund only). The Fund may acquire "stand-by commitments" with respect to Municipal Securities held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase at the Fund's option specified Municipal Securities at a specified price. Stand-by commitments acquired by the Fund may also be referred to as "put" options. The Fund's right to exercise stand-by commitments is unconditional and unqualified. A stand-by commitment is not transferable by the Fund, although the Fund can sell the underlying securities to a third party at any time.

                  The principal risk of a stand-by commitment is that the writer of a commitment may default on its obligation to repurchase the securities acquired with it. The Fund intends to enter into stand-by commitments only with brokers, dealers and banks that, in the opinion of Credit Suisse Asset Management, LLC, each Fund's investment adviser ("CSAM"), present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, CSAM will periodically review relevant financial information concerning the issuer's assets, liabilities and contingent claims.

                  The amount payable to the Fund upon its exercise of a stand-by commitment is normally (i) the Fund's acquisition cost of the Municipal Securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus
(ii) all interest accrued on the securities since the last interest payment date during that period.

                  The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in the Fund's portfolio will not exceed 1/2 of 1% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired.

                  The Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying Municipal Securities which, as noted, would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund. Stand-by commitments would not affect the average weighted maturity of the Fund's portfolio.

                  The Internal Revenue Service has issued a revenue ruling to the effect that a registered investment company will be treated for federal income tax purposes as the owner of the Municipal Securities acquired subject to a stand-by commitment and the interest on the Municipal Securities will be tax-exempt to the Fund.

                  Third Party Puts. (Tax Exempt Fund only). The Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing the Fund at specified intervals to tender (or "put") the bonds to the institution and receive the face value thereof (plus accrued interest). These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps. The Fund receives a short-term rate of interest (which is periodically reset), and the interest rate differential between that rate and the fixed rate on the bond is retained by the financial institution. The financial institution granting the option does not provide credit enhancement, and in the event that there is a default in the payment of principal or interest, or downgrading of a bond to below investment grade, or a loss of the bond's tax-exempt status, the put option will terminate automatically, the risk to the Fund will be that of holding such a long-term bond and the dollar-weighted average maturity of the Fund's portfolio would be adversely affected.

                  These bonds coupled with puts may present the same tax issues as are associated with stand-by commitments. As with any stand-by commitment, the Fund intends to take the position that it is the owner of any municipal obligation acquired subject to a third party put, and that tax-exempt interest earned with respect to such municipal obligations will be tax-exempt in its hands. There is no assurance that the Internal Revenue Service will agree with such position in any particular case. Additionally, the federal income tax treatment of certain other aspects of these investments, including the treatment of tender fees and swap payments, in relation to various regulated investment company tax provisions is unclear. However, CSAM, intends to manage the Fund's portfolio in a manner designed to minimize any adverse impact from these investments.

                  Taxable Investments. (Tax Exempt Fund only). Because the Fund's purpose is to provide income excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes, the Fund generally will invest in taxable obligations only if and when the investment adviser believes it would be in the best interests of the Fund's investors to do so. Situations in which the Fund may invest up to 20% of its total assets in taxable securities include: (i) pending investment of proceeds of sales of Fund shares or the sale of its portfolio securities or (ii) when the Fund requires highly liquid securities in order to meet anticipated redemptions. The Fund may temporarily invest more than 20% of its total assets in taxable securities to maintain a "defensive" posture when the Fund's investment adviser determines that it is advisable to do so because of adverse market conditions affecting the market for Municipal Securities generally.

                  Among the taxable investments in which the Fund may invest are repurchase agreements and time deposits maturing in not more than seven days. The Fund may agree to purchase money market instruments from financial institutions such as banks and broker-dealers subject to the seller's agreement to repurchase them at an agreed-upon date and price ("repurchase agreements"). The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or another authorized securities depository.

                  Alternative Minimum Tax Bonds. Each Fund may invest in "Alternative Minimum Tax Bonds," which are certain bonds issued after August 7, 1986 to finance certain non-governmental activities (in the case of the Tax Exempt Fund, up to 20% of its total assets). While the income from Alternative Minimum Tax Bonds is exempt from regular federal income tax, it is a tax preference item for purposes of the federal individual and corporate "alternative minimum tax." The alternative minimum tax is a special tax that applies to a limited number of taxpayers who have certain adjustments or tax preference items. Available returns on Alternative Minimum Tax Bonds acquired by a Fund may be lower than those from other

Municipal Obligations acquired by a Fund due to the possibility of federal, state and local alternative minimum tax liability on Alternative Minimum Tax Bonds. At present, the Cash Reserve Fund does not intend to purchase Alternative Minimum Tax Bonds.

                  Other Investment Policies and Practices of the Tax Exempt
Fund.

                  Non-Diversified Status. The Tax Exempt Fund is classified as non-diversified within the meaning of the 1940 Act, which means that it is not limited by such Act in the proportion of its assets that it may invest in securities of a single issuer. The Fund's investments will be limited, however, in order to qualify as a "regulated investment company" for purposes of the Code. See "Additional Information Concerning Taxes." To qualify, the Fund will comply with certain requirements, including limiting its investments so that at the close of each quarter of the taxable year (a) not more than 25% of the market value of its total assets will be invested in the securities of a single issuer, and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer.

                  Special Considerations and Risk Factors. In seeking to achieve its investment objective the Tax Exempt Fund may invest all or any part of its assets in Municipal Securities which are industrial development bonds. Moreover, although the Tax Exempt Fund does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities the interest on which is paid solely from revenues of economically related projects, if such investment is deemed necessary or appropriate by the Fund's investment adviser and sub-investment adviser. To the extent that the Fund's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Fund will be subject to the peculiar risks presented by such projects to a greater extent than it would be if the Fund's assets were not so concentrated.

                  The Tax Exempt Fund also invests in securities backed by guarantees from banks and other financial institutions. The Fund's ability to maintain a stable share price is largely dependent upon such guarantees, which are not supported by federal deposit insurance. Consequently, changes in the credit quality of these institutions could have an adverse impact on securities they have guaranteed or backed, which could cause losses to the Fund and affect its share price.

                  As a non-diversified mutual fund, the Tax Exempt Fund may invest a greater proportion of its assets in the obligations of a smaller number of issuers and, as a result, will be subject to greater credit risk with respect to its portfolio securities. In the opinion of the Fund's adviser, any risk to the Fund should be limited by its intention to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), and by its policies restricting investments to obligations with short-term maturities and high quality credit ratings.

                  The Tax Exempt Fund's ability to achieve its investment objective is dependent upon the ability of the issuers of New York Municipal Securities to meet their continuing obligations for the payment of principal and interest. New York State and New York City face long-term economic problems that could seriously affect their ability and that of other issuers of New York Municipal Securities to meet their financial obligations.

                  Certain substantial issuers of New York Municipal Securities (including issuers whose obligations may be acquired by the Fund) have, at times, experienced serious financial difficulties. These difficulties have jeopardized the credit standing and impaired the borrowing abilities of all New York issuers and have generally contributed to higher interest costs for their borrowings and fewer markets for their outstanding debt obligations. Although several different issues of municipal securities of New York State and its agencies and instrumentalities and of New York City have been downgraded by S&P and Moody's in recent years, the most recent actions of S&P and Moody's have been to place the debt obligations of New York State on CreditWatch with positive implications and to upgrade the debt obligations of New York City, respectively. However, the risk of a downturn in the economy of New York State, and New York City in particular, has been heightened by the terrorist attack on the World Trade Center on September 11, 2001. It is likely that New York State and New York City will suffer a decrease in revenues and an increase in expenditures as a result of the attack. The credit-rating of certain New York municipal securities may be downgraded as a result of these events. Strong demand for New York Municipal Securities has at times had the effect of permitting New York Municipal Securities to be issued with yields relatively lower, and after issuance, to trade in the market at prices relatively higher, than comparably rated municipal obligations issued by other jurisdictions. A recurrence of the financial difficulties previously experienced by certain issuers of New York Municipal Securities could result in defaults or declines in the market values of those issuers' existing obligations and, possibly, in the obligations of other issuers of New York Municipal Securities. Although as of the date of this Statement of Additional Information, no issuers of New York Municipal Securities are in default with respect to the payment of their municipal securities, the occurrence of any such default could affect adversely the market values and marketability of all New York Municipal Securities and, consequently, the net asset value of the Fund's portfolio.

                  Other Investment Limitations.


                  Cash Reserve Fund. The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 11 and 12 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The Cash Reserve Fund may not:

                  1. Invest in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or indentures, state bonds, municipal bonds or industrial revenue bonds.

                  2. Purchase the securities of any issuer if as a result more than 5% of the value of the Fund's assets would be invested in the securities of such issuer, except that this 5% limitation does not apply to securities issued or guaranteed by the United States government, its agencies or instrumentalities, and except that up to 25% of the value of the Fund's assets may be invested without regard to this 5% limitation.

                  3. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  4. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of obligations issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions or certificates of deposit, time deposits, savings deposits and bankers' acceptances.

                  5. Make loans except that the Fund may purchase or hold debt obligations in accordance with its investment objective, policies and limitations and enter into repurchase agreements.

                  6. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  7. Purchase securities on margin, make short sales of securities or maintain a short position.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof.

                  9. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may purchase commercial paper issued by companies that invest in real estate or interests therein.

                  10. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  11. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days after notice by the Fund, variable rate master demand notes providing for settlement upon maturities longer than seven days and savings accounts which require more than seven days' notice prior to withdrawal shall be considered illiquid securities.

                  12. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 3 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                  Tax Exempt Fund. The investment limitations numbered 1 through 9 may not be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. Such majority is defined as the lesser of (i) 67% - or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Investment limitations 10 and 11 may be changed by a vote of the Fund's Board of Directors (the "Board") at any time.

                  The Tax Exempt Fund may not:

                  1. Invest less than 80% of its assets in securities the interest on which is exempt from federal income tax, except during temporary defensive periods or under unusual market conditions, as determined by the Fund's investment adviser.

                  2. Borrow money, issue senior securities or enter into reverse repurchase agreements except for temporary or emergency purposes, and not for leveraging, and then in amounts not in excess of 10% of the value of the Fund's assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's assets at the time of such borrowing. The Fund does not currently intend to enter into reverse repurchase agreements in amounts in excess of 5% of its assets at the time the agreement is entered into. Whenever borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments.

                  3. Purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of (i) obligations issued by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political sub-divisions, (ii) certificates of deposit issued by United States branches of United States banks or (iii) Municipal Securities the interest on which is paid solely from revenues of economically related projects. For purposes of this restriction, private activity securities ultimately payable by companies within the same industry are treated as if they were issued by issuers in the same industry.

                  4. Make loans except that the Fund may purchase or hold debt obligations and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

                  5. Underwrite any issue of securities except to the extent that the purchase of debt obligations directly from the issuer thereof in accordance with the Fund's investment objective, policies and limitations may be deemed to be underwriting.

                  6. Purchase or sell real estate, real estate investment trust securities, commodities or commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Fund may invest in debt obligations secured by real estate, mortgages or interests therein.

                  7. Purchase securities on margin, make short sales of securities or maintain short positions.

                  8. Write or sell puts, calls, straddles, spreads or combinations thereof, except that the Fund may acquire stand-by commitments.

                  9. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization.

                  10. Invest more than 10% of the value of the Fund's total assets in securities which may be illiquid because of legal or contractual restrictions on resale or securities for which there are not readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days and variable rate master demand notes providing for settlement upon more than seven days notice by the Fund and time deposits maturing in more than seven calendar days shall be considered illiquid securities.

                  11. Invest in oil, gas or mineral leases.

                  If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction.

                               PORTFOLIO VALUATION

                  Each Fund's portfolio securities are valued on the basis of amortized cost. Under this method, the Fund values a portfolio security at cost on the date of purchase and thereafter assumes a constant value of the security for purposes of determining net asset value, which normally does not change in response to fluctuating interest rates. Although the amortized cost method seems to provide certainty in portfolio valuation, it may result in periods during which values, as determined by amortized cost, are higher or lower than the amount the Fund would receive if it sold the securities. In connection with amortized cost valuation, the Board has established procedures that are intended to stabilize the Fund's net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board, at such intervals as it deems appropriate, to determine the extent, if any, to which the Fund's net asset value per share calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the amount of any deviations from the Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to investors or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the Fund's average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of the Fund's outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.

                             PORTFOLIO TRANSACTIONS

                  CSAM is responsible for establishing, reviewing, and, where necessary, modifying a Fund's investment program to achieve its investment objective and, with respect to the Tax Exempt Fund, for supervising the activities of BlackRock Institutional Management Corporation ("BIMC"), the Tax Exempt Fund's sub-investment adviser. CSAM and, with respect to the Tax Exempt Fund, BIMC, generally will select specific portfolio investments and effect transactions for the relevant Fund. Purchases and sales of portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with dealers who specialize in money market instruments. CSAM and BIMC seek to obtain the best net price and the most favorable execution of Fund orders. To the extent that the execution and price offered by more than one dealer are comparable, CSAM and BIMC may, each in its discretion, effect transactions in portfolio securities with dealers who provide the relevant Fund with research advice or other services.

                  Investment decisions for a Fund concerning specific portfolio securities are made independently from those for other clients advised by CSAM and BIMC. Such other investment clients may invest in the same securities as a Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price, and available investments allocated as to amount, in a manner which CSAM and BIMC, as applicable, believe to be equitable to each client, including the relevant Fund. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold for a Fund. To the extent permitted by law, CSAM and BIMC, as applicable, may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for such other investment clients in order to obtain best execution.

                  In no instance will portfolio securities of either Fund be purchased from or sold to CSAM, Credit Suisse Asset Management Securities, Inc. ("CSAMSI") or Credit Suisse First Boston ("CS First Boston") or any affiliated person of such companies, except pursuant to an exemption received from the SEC. Similarly, no portfolio securities of the Tax Exempt Fund will be purchased from or sold to BIMC or any affiliate except pursuant to an SEC exemption. In addition, a Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services.

                  The Tax Exempt Fund may participate, if and when practicable, in bidding for the purchase of Municipal Securities directly from an issuer for the Fund's portfolio in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when CSAM and BIMC, in their sole discretion, believe such practice to be otherwise in the Fund's interest.

                  Each Fund does not intend to seek profits through short-term trading. A Fund's annual portfolio turnover will be relatively high but the Fund's portfolio turnover is not expected to have a material effect on its net income. Each Fund's portfolio turnover is expected to be zero for regulatory reporting purposes.

              SPECIAL CONSIDERATIONS RELATING TO NEW YORK MUNICIPAL
                                   OBLIGATIONS

                  Some of the significant financial considerations relating to the New York Tax Exempt Fund's investments in New York Municipal Obligations are summarized below. This summary information is not intended to be a complete description and is principally derived from the Annual Information Statement of the State of New York as supplemented and contained in official statements relating to issues of New York Municipal Obligations that were available prior to the date of this Statement of Additional Information. The accuracy and completeness of the information contained in those official statements have not been independently verified.

                  The State of New York's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The most recent published update to the Annual Information Statement was October 2, 2001. The financial plan information summarized in the Annual Information Statement does not contain any revisions related to the terrorist attack that occurred in New York City on September 11, 2001. The State of New York expects to revise its current spending and revenue estimates in future Financial Plan Updates as the fiscal impact of the attack becomes clearer.

                  Recent Events Related to New York City Terrorist Attack. The State, in close cooperation with the federal government and the City of New York, is carefully assessing the economic and fiscal implications of the terrorist attack that occurred in New York City (the "City") on September 11, 2001. The Division of the Budget ("DOB") expects the attack will depress, at least temporarily, the normal growth in State tax receipts and increase the State's operating costs. A preliminary assessment by DOB suggests that the loss of receipts will be in the range of $1 billion to $3 billion in the current fiscal year (which ends on March 31, 2002) and in the range of $2 billion to $6 billion next fiscal year as a result of disruptions to business activity and tax payment processes. The State anticipates that it will take necessary actions to maintain budget balance for the remainder of the 2001-02 fiscal year, including the use of available reserves. To the extent such reserves need to be utilized in the current fiscal year, the General Fund closing balance would decrease and these reserves would be unavailable to guard against financial plan risks in future fiscal years. The State does not believe the attack or other events will affect its ability to pay the principal and interest on its bonds or other debt service obligations in this or any future fiscal year.

                  On September 11, 2001, the President of the United States declared the City a national disaster area. The disaster declaration made New York eligible for extraordinary financial assistance from the federal government. On September 15, 2001, the United States Congress enacted an emergency supplemental appropriation of $40 billion for disaster assistance and counter-terrorism measures, with not less than $20 billion allocated to disaster relief and recovery initiatives in New York, Virginia, and Pennsylvania. The State expects to receive a significant share of federal funding for the costs of emergency operations and the reconstruction of damaged sections of the City. In addition, the State has asked for federal assistance to compensate for economic and revenue losses that may follow in the aftermath of the attack. To expedite the flow of federal aid and other assistance, the State enacted $5.5 billion in appropriations on September 13, 2001. It has also authorized $2.5 billion in additional bonding authority for the New York City Transitional Finance Authority (TFA) to fund City costs related to or arising from the terrorist attack.

                  The ramifications of the terrorist attack in New York raise many complex issues related to State finances. The State expects substantial federal aid to be available to pay for most of the costs for disaster assistance and reconstruction.

                  Federal funding for disaster assistance is available in several forms. Under current law, the federal government pays 75 percent or more of the costs for emergency response activities and the repair of public buildings. On September 21, 2001, the President waived any matching requirement for the State and the City, clearing the way for 100 percent reimbursement for all eligible disaster-related costs. Other significant assistance is available through the Small Business Administration for property losses, cash-flow needs, and hazard mitigation.

                  The terrorist attack in New York City may have materially adverse consequences for the State, but at this time it is not possible to provide a definitive assessment. It is expected that a number of economic sectors that generate State tax revenues will be disrupted temporarily, including finance, insurance, real estate, and tourism. In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the 2001-02 Financial Plan and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

                  Aside from the recent terrorist attacks in New York City, many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

                  In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

                  Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts, are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, DOB is forecasting a significant decline in financial sector profits for 2001, which is likely to be exacerbated by the terrorist attacks. DOB also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for this year. However, both bonus income and capital gains realizations have historically been subject to a large degree of variation and are likely to fall substantially below earlier expectations.

                  An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan contains projected reserves of $151 million in 2001-02 for such events, but assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

                  The DOB expects to revise its projections of receipts and disbursements relating to the 2001-02 Financial Plan as the impact of the terrorist attack in New York becomes clearer. Actual results, therefore, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $2.6 billion in General Fund reserves (this amount excludes balances in the Community Projects Fund and Universal Pre-K Fund).

                  State Economy. New York is one of the most populous states in the nation and has a relatively high level of personal wealth. The State's economy is diverse with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

                  The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.

                  Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by wages, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector.

                  Continued growth is projected for 2001 in employment, wages and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have grown by 7.5 percent in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment. Personal income is projected to grow 3.3 percent in 2001. The slowdown in growth is attributable primarily to slower national employment growth and weakness in income payments, particularly bonuses in the financial sector.

                  The most significant risks to the State economic forecast revolve around the impact of the World Trade Center disaster, which occurred during the State's first economic slowdown since the recession of the early 1990s. The disaster could trigger weaker financial market activity than currently projected, resulting in lower bonus payments and, therefore, lower wages and personal income than indicated by the DOB forecast. Moreover, weaker stock market performance than projected could produce a lower level of capital gains realizations and, hence, reduced taxable personal income. Additionally, weaker State employment growth than currently projected and job relocations associated with the World Trade Center destruction could produce lower wage and personal income levels.

                  Given the importance of the securities industry in the New York State economy, a significant change in stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing, and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.

                  There can be no assurance that the State economy will not experience worse-than-predicted results, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

                  State Budget. The State Constitution requires the governor (the "Governor") to submit to the State legislature (the "Legislature") a balanced executive budget which contains a complete plan of expenditures for the ensuing fiscal year and all moneys and revenues estimated to be available therefor, accompanied by bills containing all proposed appropriations or reappropriations and any new or modified revenue measures to be enacted in connection with the executive budget. The entire plan constitutes the proposed State financial plan for that fiscal year. The Governor is required to submit to the Legislature quarterly budget updates which include a revised cash-basis state financial plan, and an explanation of any changes from the previous state financial plan.

                  State law requires the Governor to propose a balanced budget each year. In recent years, the State has closed projected budget gaps of $5.0 billion (1995-96), $3.9 billion (1996-

97), $2.3 billion (1997-98), and less than $1 billion (1998-99 and 1999-2000).
The 2001-02 Executive Budget, as amended, projected budget gaps of $2.49 billion in 2002-03 and $2.92 billion in 2003-04. The projections did not include unspecified spending "efficiencies," nor did they assume the use of any of the unspecified reserves set aside for economic uncertainties. Preliminary analysis indicates that the outyear gaps produced by legislative action on the 2001-02 budget are comparable to these estimates; however, these estimates do not yet reflect any impact from the World Trade Center disaster, which could have a materially adverse impact on these projections.

                  The State's current fiscal year began on April 1, 2001 and ends on March 31, 2002. The Legislature failed to take final action on the Executive Budget by April 1, but did enact appropriations for State-supported, contingent, contractual, and certain other debt service obligations for the entire 2001-02 fiscal year on March 29, 2001. The State Legislature also passed legislation that extended certain revenue-raising authority and made interim appropriations for State personal service costs, various grants to local governments, and certain other items through August 2, 2001. In prior years, the State Legislature enacted similar interim appropriations to permit operations to continue until the Legislature took final action on the Executive Budget.

                  On August 3, 2001, the Legislature passed what it characterized as a "baseline" budget for the 2001-02 fiscal year. This "baseline" budget omitted all reappropriations recommended in the Executive Budget, and did not approve new funding proposals. The Governor asserts that the Legislature took certain actions in enacting this "baseline" budget that violate the State Constitution and State Finance Law and has filed suit over the Legislature's actions.

                  On September 13, 2001, the Legislature enacted all reappropriations the Governor proposed in the Executive Budget, as well as reappropriations for certain legislative initiatives. Following enactment of the reappropriations, DOB issued a Financial Plan for the 2001-02 fiscal year (the "2001-02 Financial Plan") on September 21, 2001. The 2001-02 Financial Plan quarterly during the fiscal year, and may provide more frequent updates as the fiscal and economic ramifications of the terrorist attack in New York City become clearer.

                  The State ended its 2000-2001 fiscal year on March 31, 2001 with an available cash surplus of $2.73 billion in the General Fund as reported by DOB. Of this balance, $80 million from the surplus was deposited into the State's Tax Stabilization Reserve Fund (the sixth consecutive annual deposit). The Governor has proposed setting aside $1.48 billion from the 2000-01 fiscal year surplus to guard against economic uncertainties. In addition, the State has another $627 million available in the Tax Stabilization Reserve Fund.

                  The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types.

                  General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7 percent) over fiscal year 1999-2000 results. General Fund disbursements, including transfers to other funds, totaled $39.70 billion for the 2000-01 fiscal year, an increase of $2.53 billion (6.8 percent) from the 1999-2000 fiscal year.

                  The 2001-02 Financial Plan projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $43.61 billion, an increase of $3.73 billion, over 2000-01. General Fund receipts are estimated at $40.69 billion for 2001-2001. Receipt estimates for 2001-2001 does not reflect the impact of the World Trade Center disaster. The economic disruption and dislocation caused by this event are expected to have a pronounced negative effect on receipts. The major stock exchanges were closed for a record number of days. Transportation networks were closed and operations remain significantly curtailed. A significant portion of New York City office space was destroyed and many businesses have been forced to relocate. Based on a preliminary analysis of the economic consequences of this catastrophe, the reduction in State receipts will likely exceed $1 billion in the current 2001-2002 fiscal year. General Fund disbursements, including transfers to other funds, are projected to grow to $42.0 billion, an increase of $2.30 billion over 2000-01. Spending from all Governmental Funds is expected to grow by 5.4 percent, increasing by $4.30 billion to $84.05 billion.

                  Growth in spending occurs throughout the 2001-02 Financial Plan, with education programs receiving the largest share of increased funding. School aid will grow by $979 million or 8.5 percent over the prior year (on a State fiscal year basis). Outside of education, the largest growth in spending is for Medicaid ($398 million). All other spending grows by $504 million over 2000-01 levels.

                  The 2001-02 Financial Plan projects a closing balance in the General Fund of $2.71 billion, comprised of $1.48 billion in new reserve for economic uncertainties proposed by the Governor, $627 million in the Tax Stabilization Reserve Fund ("TSRF"); $300 million or undesignated reserves; $151 million in the Contingency Reserve Fund ("CRF") (which helps offset litigation risks); $142 million in the Community Projects Fund ("CPF") (which finances legislative initiatives); and $14 million in the Universal Pre-Kindergarten Fund. To the extent that reserves are utilized to offset the impact of costs associated with the World Trade Center disaster, the projected General Fund closing balance would decrease and these reserves would be unavailable in future fiscal years.

                  For the 2000-01 fiscal year, the closing balance in the General Fund was $1.10 billion. This closing balance is comprised of $627 million in TSRF (after an $80 million deposit in 2000-01); $150 million in CRF; $292 million in the CPF; and $29 million in the Universal Pre-Kindergarten Fund. In addition to the $1.10 billion balance in the General Fund, the State had $3.52 billion in the tax refund reserve account at the end of 2000-01. The closing balance excludes a $1.2 billion for reserve in the School Tax Relief
(STAR) Special Revenue Fund and $250 million in the Debt Reduction Reserve Fund ("DRRF").

                  Several developments arising from negotiations on the budget will affect State finances in subsequent years. First, a portion of Legislative additions to the 2000-01 Executive Budget will recur at higher spending levels in 2001-02 and beyond, including increased funding for school aid, tuition assistance, and prescription drug coverage for the elderly. Second, the Legislature enacted the Debt Reform Act of 2000 ("Debt Reform Act"). The Debt Reform Act, which applies to new State-supported debt issued on or after April 1, 2000, imposes caps on new debt outstanding and new debt service costs, restricts the use of debt to capital purposes only, and restricts the maximum term of State debt issuances to no more than 30 years. The State's projected levels of debt issuances and debt service costs for 2000-01 and 2001-02 are well below the debt caps and limitations imposed by the Debt Reform Act.

                  Finally, the State adopted an additional tax relief package that will reduce tax receipts by $1.2 billion when fully effective; this package includes the elimination or reduction of gross receipts tax on energy ($330 million), the expansion of the "Power for Jobs" energy tax credit program ($125 million), a college tuition deduction or credit taken against personal income taxes ($200 million), and reduction of the marriage penalty for taxpayers who file jointly ($200 million).

                  The 2000-01 Financial Plan reflects the use of resources from the Health Care Reform Act of 2000 ("HCRA 2000") that will help finance several health and mental hygiene programs in Special Revenue Funds, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services.

                  Despite recent budgetary surpluses recorded by the State, actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, and actions by the federal government could impact projected budget gaps for the State. These gaps would result from a disparity between recurring revenues and the costs of increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and, under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years. There can also be no assurance that the Legislature will enact into law the Governor's Executive Budget, as amended, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth therein.

                  Over the long term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus, and unemployment levels that are significantly different from those embodied in the State's Financial Plans forecasts. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.

                  An ongoing risk to the 2001-02 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contained projected reserves of $150 million in 2001-02 for such events, but assumed no significant federal disallowances or other federal actions that could affect State finances.

                  The Health Care Financing Administration issued a final rule on January 12, 2001 that modified the manner in which states are required to calculate their Medicaid Upper Payment Limit methodology. It is anticipated that the implementation of this rule would require the State to phase-out most of its nursing home Intergovernmental Transfer payments over a five-year period beginning in fiscal year 2002-03. Upon full implementation of this rule, the net impact is expected to result in an annual loss of $351 million for the State and $88 million for local governments.

                  The State's Financial Plans assume the availability of certain resources to finance portions of General Fund spending for fringe benefits, health and welfare programs. These resources could become unavailable or decrease, placing additional pressures on budget balance.

                  Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The State Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. The recent terrorist attacks in the City magnify the uncertainties inherent in the State's forecasts, and substantially increase the likelihood that current projections will differ materially and adversely from the projections set forth in the Annual Information Statement.

                  The State's historical financial results for the 1999-2000 are as follows. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash-basis surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the year-end surplus. Spending was also modestly below projections, further adding to the surplus.

                  The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: the TSRF, the CRF, the DRRF and the CPF. The balance is comprised of $547 million in the TSRF after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.

                  The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the Local Government Assistance Corporation ("LGAC") financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.

                  General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6 percent over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6 percent from the prior fiscal year.

                  Debt Limits and Outstanding Debt. There are a number of methods by which the State of New York may incur debt. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the Legislature and approved by the voters. There is no limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.

                  The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes, and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes. The State may also, pursuant to specific constitutional authorization, directly guarantee certain obligations of the State of New York's authorities and public benefit corporations ("Authorities"). Payments of debt service on New York State general obligation and New York State-guaranteed bonds and notes are legally enforceable obligations of the State of New York.

                  The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a contractual-obligation financing arrangement with the LGAC to restructure the way the State makes certain local aid payments.

                  Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year.

                  On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On March 5, 1999, S&P affirmed its A rating on the State's outstanding bonds. On March 10, 2000, S&P assigned its A+ rating on New York State's long-term general obligations. On December 19, 2000, S&P assigned its AA rating on New York State's long-term general obligations.

                  On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 28, 1994, Moody's reconfirmed its A rating on the State's general obligation long-term indebtedness. On March 20, 1998, Moody's assigned the highest commercial paper rating of P-1 to the short-term notes of the State. On March 5, 1999, Moody's affirmed its A2 rating with a stable outlook to the State's general obligations. In June 2000, Moody's revised its outlook on the State's general obligations from stable to positive.

                  New York State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual-obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

                  Litigation. The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are substantial, generally in excess of $100 million. These proceedings could adversely affect the financial condition of the State in the 2001-02 fiscal year or thereafter. The State will describe newly initiated proceedings which the State believes to be material, as well as any material and adverse developments in the listed proceedings, in updates or supplements to its Annual Information Statement.

                  Certain litigation pending against New York State or its officers or employees could have a substantial or long-term adverse effect on New York State finances. Among the more significant of these cases are those that involve (1) the validity of agreements and treaties by which various Indian tribes transferred title to New York State of certain land in central and upstate New York; (2) certain aspects of New York State's Medicaid policies, including its rates, regulations and procedures; (3) action seeking enforcement of certain sales and excise taxes and tobacco products and motor fuel sold to non-Indian consumers on Indian reservations; (4) a challenge to the Governor's application of his constitutional line item veto authority; (5) a civil rights action alleging that Yonkers and its public schools were intentionally segregated; (6) a challenge to the funding for New York City public schools; (7) a challenge as to the adequacy of the shelter allowance granted to recipients of public assistance and (8) the Governor seeking a judgment declaring that the actions of the Senate and the Assembly in voting and passing 46 budget bills violated the State Constitution, because they deleted provisions of appropriations proposed by the Governor, substituted other appropriations, and considered other bills prior to taking action on the appropriation bills submitted by the Governor (This action would not affect appropriations enacted to pay debt service obligations for the 2001-02 fiscal year).

                  Adverse developments in the proceedings described above, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2001-02 Financial Plan. The State believes that the proposed 2001-02 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2001-02 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of

Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2001-02 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2001-02 Financial Plan.

                  Although other litigation is pending against New York State, except as described herein, no current litigation involves New York State's authority, as a matter of law, to contract indebtedness, issue its obligations, or pay such indebtedness when it matures, or affects New York State's power or ability, as a matter of law, to impose or collect significant amounts of taxes and revenues.

                  On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ("MSA") with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51 percent), counties (22 percent), and New York City (27 percent). The projected payments are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, will receive settlement payments of $1.47 billion over the same period.

                  The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.

                  Authorities. The fiscal stability of New York State is related, in part, to the fiscal stability of its Authorities, which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. Authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of the Authorities were to default on their respective obligations, particularly with respect to debt that is State-supported or State-related.

                  Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges, highway tolls and rentals for dormitory rooms and housing. In recent years, however, New York State has provided financial assistance through appropriations, in some cases of a recurring nature, to certain of the Authorities for operating and other expenses and, in fulfillment of its commitments on moral obligation indebtedness or otherwise, for debt service. This operating assistance is expected to continue to be required in future years. In addition, certain statutory arrangements provide for State local assistance payments otherwise payable to localities to be made under certain circumstances to certain Authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State funds.

                  For purposes of analyzing the financial condition of the State, debt of the State and of certain public authorities may be classified as State-supported debt, which includes general obligation debt of the State and lease-purchase and contractual obligations of public authorities (and municipalities) where debt service is paid from State appropriations (including dedicated tax sources, and other revenues such as patient charges and dormitory facilities rentals). In addition, a broader classification, referred to as State-related debt, includes State-supported debt, as well as certain types of contingent obligations, including moral obligation financings, certain contingent contractual-obligation financing arrangements, and State-guaranteed debt described above, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

                  New York City and Other Localities. Prior to the events of September 11, the national and local economic had been weakening, reflecting lower business investment, increased unemployment and, recently a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have an adverse impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased substantially the risk of a recession and a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities, and the amount of additional resources from federal, State, City and other sources which will be required.

                  The fiscal health of the State may also be impacted by the fiscal health of its localities, particularly the City, which has required and continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected or that State budgets will be adopted by the April 1 statutory deadline or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in a reduction in or a delay in the receipt of Federal grants which could have additional adverse effects on the City's cash flow or revenues.

                  In 1975, New York City suffered a fiscal crisis that impaired the borrowing ability of both the City and New York State. In that year the City lost access to the public credit markets. The City was not able to sell short-term notes to the public again until 1979. In 1975, S&P suspended its A rating of City bonds. This suspension remained in effect until March 1981, at which time the City received an investment grade rating of BBB from S&P.

                  On July 2, 1985, S&P revised its rating of City bonds upward to BBB+ and on November 19, 1987, to A-. On February 3, 1998 and again on May 27, 1998, S&P assigned a BBB+ rating to the City's general obligation debt and placed the ratings on CreditWatch with positive implications. On March 9, 1999, S&P assigned its A- rating to Series 1999H of New York City general obligation bonds and affirmed the A- rating on various previously issued New York City bonds.

                  Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1. On February 25, 1998, Moody's upgraded approximately $28 billion of the City's general obligations from Baa1 to A3. On June 9, 1998, Moody's affirmed its A3 rating to the City's general obligations and stated that its outlook was stable. In August 2000, Moody's upgraded approximately $26 billion of the City's general obligations from A3 to A2.

                  On March 8, 1999, Fitch IBCA upgraded New York City's $26 billion outstanding general obligation bonds from A- to A. Subsequent to that time, the City's general obligation bonds have not been downgraded by Fitch IBCA.

                  In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for the City of New York ("NYC MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "control period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. The Control Board terminated the control period in 1986 when certain statutory conditions were met. State law requires the Control Board to reimpose a control period upon the occurrence, or "substantial likelihood and imminence" of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

                  Currently, the City and its Covered Organizations (i.e., those organizations which receive or may receive moneys from the City directly, indirectly or contingently) operate under the City's Financial Plan. The City's Financial Plan summarizes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in its Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments (such as the World Trade Center attack) and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

                  Although several sectors of the City's economy have expanded over the last several years, especially tourism, media, business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the performance of the national economy. However, the national economy began to slow in late 2000, and the City's economy has slowed somewhat in 2001. In addition, Wall Street profitability in 2001 is projected to be below the record level set in 2000, and the City enacted additional tax reductions. Thus, the City's revenue is expected to decline during its 2001-02 fiscal year.

                  New York City is heavily dependent on New York State and federal assistance to cover insufficiencies in its revenues. There can be no assurance that in the future federal and State assistance will enable the City to make up its budget deficits. Although the City has consistently maintained balanced budgets and is projected to achieve balanced operating results for the current fiscal year, there can be no assurance that the gap-closing actions proposed in its Financial Plan can be successfully implemented or that the City will maintain a balanced budget in future years without additional State aid, revenue increases or expenditure reductions. Additional tax increases and reductions in essential City services could adversely affect the City's economic base.

                  The projections set forth in the City's Financial Plan were based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the Health and Hospitals Corporation and the BOE to take actions to offset reduced revenues, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements.

                  To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as to finance seasonal needs. In recent years, the State Constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Finance Authority ("TFA") in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. The City expects that these actions will provide sufficient financing capacity to continue its capital program through City fiscal year 2004-05.

                  The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecast in the City's financial plans. It is reasonable to expect that such reports and statements will continue to be issued and to engender public comment.

                  Certain localities, in addition to the City, have experienced financial problems and have requested and received additional New York State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the State's projections of its receipts and disbursements for the fiscal year.

                  Municipalities and school districts have engaged in substantial short-term and long-term borrowings. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than New York City that are authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding.

                  From time to time, federal expenditure reductions could reduce, or in some cases eliminate, federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, the City or any of the Authorities were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and require increasing the State assistance in the future.

                             MANAGEMENT OF THE FUNDS

         Officers and Board of Directors

         The names (and ages) of each Fund's Directors and officers, their addresses, present positions and principal occupations during the past five years and other affiliations are set forth below.

Richard H. Francis (69)                                      Director
40 Grosvenor Road                                            Currently retired; Executive Vice President and Chief
Short Hills, New Jersey 07078                                Financial Officer of Pan Am Corporation and Pan
                                                             American World Airways, Inc. from 1988 to 1991;
                                                             Director/Trustee of other Credit Suisse Funds and other
                                                             CSAM-advised investment companies.

Jack W. Fritz (74)                                           Director
2425 North Fish Creek Road                                   Private investor; Consultant and Director of Fritz
P.O. Box 1287                                                Broadcasting, Inc. and Fritz Communications (developers
Wilson, Wyoming 83014                                        and operators of radio stations); Director of Advo,
                                                             Inc. (direct mail advertising); Director/Trustee of
                                                             other Credit Suisse Funds and other CSAM-advised
                                                             investment companies.

Jeffrey E. Garten (54)                                       Director
Box 208200                                                   Dean of Yale School of Management and William S.
New Haven, Connecticut 06520-8200                            Beinecke Professor in the Practice of International
                                                             Trade and Finance; Undersecretary of Commerce for
                                                             International Trade from November 1993 to October 1995;
                                                             Professor at Columbia University from September 1992 to
                                                             November 1993; Director of Aetna, Inc.;
                                                             Director/Trustee of other Credit Suisse Funds and other
                                                             CSAM-advised investment companies.

Peter F. Krogh (64)                                          Director
301 ICC                                                      Dean Emeritus and Distinguished Professor of
Georgetown University                                        International Affairs at the Edmund A. Walsh School of
Washington, DC 20057                                         Foreign Service, Georgetown University; Moderator of
                                                             PBS foreign affairs television series; Member of Board
                                                             of The Carlisle Companies Inc.  Member of Selection
                                                             Committee for Truman Scholars and Henry Luce Scholars.
                                                             Senior Associate of Center for Strategic and
                                                             International Studies; Trustee of numerous world
                                                             affairs organizations; Director/Trustee of other Credit
                                                             Suisse Funds and other CSAM-advised investment
                                                             companies.

James S. Pasman, Jr. (70)                                    Director
29 The Trillium                                              Currently retired; President and Chief Operating
Pittsburgh, Pennsylvania 15238                               Officer of National InterGroup, Inc. from April 1989 to
                                                             March 1991; Chairman of Permian Oil Co. from April 1989
                                                             to March 1991; Director of Education Management
                                                             Corporation, Tyco International Ltd.; Trustee, Deutsche
                                                             VIT Funds; Director/Trustee of other Credit Suisse
                                                             Funds and other CSAM-advised investment companies.

William W. Priest* (59)                                      Director
12 East 49th Street                                          Senior Partner and Portfolio Manager, Steinberg Priest
12th Floor                                                   Capital Management since March 2001; Chairman and
New York, New York 10017-3147                                Managing Director of CSAM from 2000 to February 2001;
                                                             Chief Executive Officer and Managing Director of CSAM
                                                             from 1990 to 2000; Director/Trustee of other Credit
                                                             Suisse Funds and other CSAM-advised investment
                                                             companies.

--------------------------------
* Indicates a Director who is an "interested person" of the Funds as defined in the 1940 Act.

Steven N. Rappaport (52)                                     Director
40 East 52nd Street                                          President of Loanet, Inc. since 1997; Executive Vice
New York, New York 10022                                     President of Loanet, Inc. from 1994 to 1997; Director,
                                                             President, North American Operations, and former
                                                             Executive Vice President from 1992 to 1993 of Worldwide
                                                             Operations of Metallurg Inc.; Executive Vice President,
                                                             Telerate, Inc. from 1987 to 1992; Partner in the law
                                                             firm of Hartman & Craven until 1987; Director/Trustee
                                                             of other Credit Suisse Funds and other CSAM-advised
                                                             investment companies.

James P. McCaughan (47)                                      Chairman
466 Lexington Avenue                                         Chief Executive Officer and Managing Director of CSAM;
New York, New York  10017-3147                               Associated with CSAM since 2000; President and Chief
                                                             Operating Officer of Oppenheimer Capital from 1998 to
                                                             1999; President and Chief Executive Officer of UBS
                                                             Asset Management (New York) Inc. from 1996 to 1998;
                                                             Functional Advisor (Institutional Asset Management) of
                                                             Union Bank of Switzerland from 1994 to 1996; Officer of
                                                             other Credit Suisse Funds and other CSAM-advised
                                                             investment companies.

Hal Liebes, Esq. (36)                                        Vice President and Secretary
466 Lexington Avenue                                         Managing Director and General Counsel of CSAM;
New York, New York 10017-3147                                Associated with Lehman Brothers, Inc. from 1996 to
                                                             1997; Associated with CSAM from 1995 to 1996;
                                                             Associated with CS First Boston Investment Management
                                                             from 1994 to 1995; Associated with Division of
                                                             Enforcement, U.S. Securities and Exchange Commission
                                                             from 1991 to 1994;  Officer of CSAMSI, other Credit
                                                             Suisse Funds and other CSAM-advised investment
                                                             companies.

Michael A. Pignataro (41)                                    Treasurer and Chief Financial Officer
466 Lexington Avenue                                         Vice President and Director of Fund Administration of
New York, New York 10017-3147                                CSAM; Associated with CSAM since 1984; Officer of other
                                                             Credit Suisse Funds and other CSAM-advised investment
                                                             companies.

Rocco A. DelGuercio (38)                                     Assistant Treasurer
466 Lexington Avenue                                         Vice President and Administrative Officer of CSAM;
New York, New York 10017-3147                                Associated with CSAM since June 1996; Assistant
                                                             Treasurer, Bankers Trust Corp. -- Fund Administration
                                                             from March 1994 to June 1996; Mutual Fund Accounting
                                                             Supervisor, Dreyfus Corporation from April 1987 to
                                                             March 1994; Officer of other Credit Suisse Funds and
                                                             other CSAM- advised investment companies.

Stuart J. Cohen, Esq. (32)                                   Assistant Secretary
466 Lexington Avenue                                         Vice President and Legal Counsel of CSAM; Associated
New York, New York 10017-3147                                with CSAM since CSAM acquired the Funds' predecessor
                                                             adviser in July 1999; with the predecessor adviser
                                                             since 1997; Associated with the law firm of Gordon
                                                             Altman Butowsky Weitzen Shalov & Wein from 1995 to
                                                             1997; Officer of other Credit Suisse Funds and other
                                                             CSAM-advised investment companies.

Gregory N. Bressler, Esq. (35)                               Assistant Secretary
466 Lexington Avenue                                         Vice President and Legal Counsel of CSAM since January
New York, New York 10017-3147                                2000; Associated with the law firm of Swidler Berlin
                                                             Shereff Friedman LLP from 1996 to 2000; Officer of
                                                             other Credit Suisse Funds and other CSAM- advised
                                                             investment companies.

Joseph Parascondola (37)                                     Assistant Treasurer
466 Lexington Avenue                                         Assistant Vice President - Fund Administration of CSAM
New York, New York 10017-3147                                since April 2000; Assistant Vice President, Deutsche
                                                             Asset Management from January 1999 to April 2000;
                                                             Assistant Vice President, Weiss, Peck & Greer LLC from
                                                             November 1995 to December 1998; Officer of other Credit
                                                             Suisse Funds and other CSAM-advised investment
                                                             companies.

         No employee of CSAM, BIMC, CSAMSI, PFPC Inc., the Cash Reserve Fund's administrator ("PFPC"), or any of their affiliates receives any compensation from the Funds for acting as an officer or director/trustee of a Fund. Each Director who is not a director, trustee, officer or employee of CSAM, CSAMSI, BIMC, PFPC or any of their affiliates receives the following annual and per-meeting fees:

                                    FEE FOR EACH MEETING     ANNUAL FEE AS AUDIT
FUND                  ANNUAL FEE          ATTENDED             COMMITTEE MEMBER
Cash Reserve Fund         $750               $250                    $250*
Tax Exempt Fund           $750               $250                    $250*

* Steven N. Rappaport receives $325 for serving as Chairman of the Audit Committee. Each Director is reimbursed for expenses incurred in connection with his attendance at Board meetings.


        Directors' Compensation

        (for the fiscal year ended December 31, 2000)

                                                       Total Compensation from
                                                       all Investment Companies
                                 Compensation from         in Credit Suisse
Name of Director                     each Fund              Funds Complex(1)
----------------                 -----------------     ------------------------
William W. Priest(2)                   None                        None

Richard H. Francis                    $2,500                    $81,750

Jack W. Fritz                         $2,500                    $82,250

Jeffrey E. Garten(3)                  $2,500                    $42,500

Peter F. Krogh(4)                     $    0                    $     0

James S. Pasman, Jr.                  $2,500                    $82,250

Steven N. Rappaport                   $2,500                    $81,750

Alexander B. Trowbridge(5)            $1,900                    $57,000

--------------------
(1) Each Director also serves as a Director or Trustee of 45 investment companies and portfolios for which CSAM serves as investment adviser.

(2) Mr. Priest has been an employee of CSAM, and, accordingly, receives no compensation from any Fund or any other investment company advised by CSAM.

(3)      Mr. Garten became a Director of each Fund effective December 21, 2000.

(4)      Mr. Krogh became a Director of each Fund effective February 6, 2001.

(5)      Mr. Trowbridge resigned as a Director of each Fund effective February
         6, 2001.

         As of November 5, 2001, Directors and officers of a Fund as a group owned of record less than 1% of the relevant Fund's outstanding common stock.

         Investment Adviser, Sub-Investment Adviser and Administrator and Co-Administrators.

         CSAM, located at 466 Lexington Avenue, New York, New York 10017-3147, serves as investment adviser to each Fund pursuant to a written agreement (the "Advisory Agreement"). CSAM is an indirect wholly-owned U.S. subsidiary of Credit Suisse ("Credit Suisse"). Credit Suisse is a global financial services company, providing a comprehensive range of banking and insurance products. Active on every continent and in all major financial centers, Credit Suisse comprises five business units - Credit Suisse Asset Management (asset management); Credit Suisse First Boston (investment banking); Credit Suisse Private Banking (private banking); Credit Suisse (retail banking); and Winterthur (insurance). Credit Suisse has approximately $680 billion of global assets under management and employs approximately 62,000 people worldwide. The principal business address of Credit Suisse is Paradeplatz 8, CH 8070, Zurich, Switzerland.

         Prior to July 6, 1999, Warburg Pincus Asset Management, Inc. ("WPAM") served as investment adviser to each Fund. On that date, Credit Suisse acquired WPAM and combined WPAM with Credit Suisse's existing U.S.-based asset management business, Credit Suisse Asset Management. Consequently, the combined entity, CSAM, became the Funds' investment adviser. CSAM, formerly known as BEA Associates, together with its predecessor firms, has been engaged in the investment advisory business for over 60 years.

         BIMC serves as sub-investment adviser and administrator to the Tax Exempt Fund, CSAMSI serves as co-administrator to both Funds and PFPC serves as co-administrator to the Cash Reserve Fund pursuant to written agreements (the "Sub-Advisory Agreement" and the "Co-Administration Agreements," respectively, and collectively, the "Agreements"). BIMC is a wholly owned subsidiary of PNC Bank Corp. ("PNC"). PFPC is an indirect wholly owned subsidiary of PNC and an affiliate of BIMC. PFPC became co-administrator to the Cash Reserve Fund on February 14, 2001. Prior to that, BIMC provided administrative services to the Cash Reserve Fund. CSAMSI became co-administrator to each Fund on November 1, 1999. Prior to that, Counsellors Funds Service, Inc. ("CFSI") served as co-administrator to the Funds.

         For the services provided pursuant to the Advisory Agreement, CSAM is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .25% and .35%, respectively, of the value of the Tax Exempt Fund's and the Cash Reserve Fund's average daily net assets. CSAM and each Fund's co-administrators may voluntarily waive a portion of their fees from time to time and temporarily limit the expenses to be paid by the Funds.

         As sub-investment adviser and administrator to the Tax Exempt Fund, BIMC has agreed to implement the Fund's investment program as determined by the Board and CSAM. BIMC will supervise the day-to-day operations of the Tax Exempt Fund and perform the following services: (i) providing investment research and credit analysis concerning the Fund's investments, (ii) placing orders for all purchases and sales of the Fund's portfolio investments and (iii) maintaining the books and records required to support the Fund's operations. BIMC also calculates the Tax Exempt Fund's net asset value, provides accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation therefor, the Tax Exempt Fund has agreed to pay BIMC a fee computed daily and payable monthly at an annual rate of .25% of the value of the Tax Exempt Fund's average daily net assets.

         As co-administrator to the Funds, CSAMSI provides shareholder liaison services to the Funds including responding to shareholder inquiries and providing information on shareholder investments. CSAMSI also performs a variety of other services, including furnishing certain executive and administrative services, acting as liaison between a Fund and its various service providers, furnishing corporate secretarial services, which include preparing materials for meetings of the Board, preparing proxy statements and annual and semiannual reports, assisting in the preparation of tax returns and monitoring and developing compliance procedures for the Fund. As compensation therefor, each Fund pays to CSAMSI a fee calculated at an annual rate of .10% of the Fund's average daily net assets.

         As co-administrator to the Cash Reserve Fund, PFPC calculates the Fund's net asset value, provides all accounting services for the Fund and assists in related aspects of the Fund's operations. As compensation therefor, the Fund pays to PFPC a fee calculated at an annual rate of .07% of the Fund's first $500 million in average daily net assets, .06% of the next $1 billion in average daily net assets, and .05% of average daily net assets over $1.5 billion, subject to a minimum annual fee and exclusive of out-of-pocket expenses. PFPC has its principal offices at 400 Bellevue Parkway, Wilmington, Delaware 19809.

         Each class of shares of a Fund bears its proportionate share of fees payable to CSAM, CSAMSI, PFPC and with respect to the Tax Exempt Fund, BIMC, in the proportion that its assets bear to the aggregate assets of the Fund at the time of calculation. These fees are calculated at an annual rate based on a percentage of a fund's average daily net assets. The advisory fees earned by CSAM or CSAM's predecessor, Warburg, the sub-advisory and administration fees earned by BIMC, and the co-administration fees earned by PFPC and Counsellors Service (the Funds' predecessor co-administrator), respectively, for the last three fiscal years are described below.

         Advisory Fees paid to CSAM and CSAM's predecessor, WPAM


For the fiscal years ended December 31, 1998, 1999 and 2000, the advisory fees paid to and voluntarily waived by CSAM and CSAM's predecessor, WPAM, were as follows:

                                 Fiscal year ended December 31, 1998
                          --------------------------------------------------
                            Net Fee                                Waiver
                          ----------                             -----------
Cash Reserve Fund         $1,059,673                             $(237,838)
Tax Exempt Fund           $  307,690                             $ (86,187)

                                 Fiscal year ended December 31, 1999
                          --------------------------------------------------
                            Net Fee                                Waiver
                          ----------                             -----------
Cash Reserve Fund         $1,051,927                             $(258,393)
Tax Exempt Fund           $  386,660                             $ (99,668)

                                 Fiscal year ended December 31, 2000
                          --------------------------------------------------
                            Net Fee                                Waiver
                          ----------                             -----------
Cash Reserve Fund         $  863,548                             $(129,590)
Tax Exempt Fund           $  383,949                             $ (57,227)

         Sub-Advisory and Administration Fees paid to BIMC

For the fiscal years ended December 31, 1998, 1999 and 2000, the sub-advisory and administration fees paid to and voluntarily waived by BIMC were as follows:

                                 Fiscal year ended December 31, 1998
                            -----------------------------------------------
                             Net Fee                               Waiver
                            ---------                            ----------
Cash Reserve Fund           $943,839                             $(356,758)
Tax Exempt Fund             $265,190                             $(129,280)

                                 Fiscal year ended December 31, 1999
                            -----------------------------------------------
                             Net Fee                               Waiver
                            ---------                            ----------
Cash Reserve Fund           $923,257                             $(387,590)
Tax Exempt Fund              340,568                             $(149,502)

                                 Fiscal year ended December 31, 2000
                            -----------------------------------------------
                             Net Fee                               Waiver
                            ---------                            ----------
Cash Reserve Fund           $704,147                             $(289,667)
Tax Exempt Fund             $309,690                             $(132,522)

         Co-Administration Fees paid to CSAMSI and CSAMSI's predecessor, CFSI

         For the fiscal year ended December 31, 1998, for the ten-month period ended October 31, 1999, for the two-month period ended December 31, 2000 and for the fiscal year ended December 31, 1998, co-administration fees earned by CSAMSI and by CFSI were as follows:

                                       Fiscal year ended December 31, 1998
                                     ----------------------------------------
Cash Reserve Fund                                    $519,004
Tax Exempt Fund                                      $157,551

                                     Ten-month period ended October 31, 1999
                                     ----------------------------------------
Cash Reserve Fund                                    $436,419
Tax Exempt Fund                                      $158,034

                                     Two-month period ended December 31, 1999
                                     ----------------------------------------
Cash Reserve Fund                                    $87,709
Tax Exempt Fund                                      $36,497

                                       Fiscal year ended December 31, 2000
                                     ----------------------------------------
Cash Reserve Fund                                    $397,255
Tax Exempt Fund                                      $176,471

         Custodian and Transfer Agent.

         State Street Bank and Trust Company ("State Street") serves as custodian of each Funds' U.S. and non-U.S. assets pursuant to a custodian agreement (the "Custodian Agreement"). Under the Custodian Agreement, State Street (i) maintains a separate account or accounts in the name of the Fund,
(ii) holds and transfers portfolio securities on account of the Fund, (iii) makes receipts and disbursements of money on behalf of the Fund, (iv) collects and receives all income and other payments and distributions for the account of the Fund's portfolio securities held by it and (v) makes periodic reports to the Board concerning the Fund's custodial arrangements. With the approval of the Board, State Street is authorized to select one or more domestic and foreign banking institutions and securities depositories to serve as sub-custodian on behalf of the Funds. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

         Boston Financial Data Services, Inc., an affiliate of State Street ("BFDS"), acts as the shareholder servicing, transfer and dividend disbursing agent of each Fund pursuant to a Transfer Agency and Service Agreement, under which BFDS (i) issues and redeems shares of the Fund, (ii) addresses and mails all communications by the Fund to record owners of Fund shares, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders, (iii) maintains shareholder accounts and, if requested, sub-accounts and (iv) makes periodic reports to the Board concerning the transfer agent's operations with respect to the Fund. BFDS's principal business address is 2 Heritage Drive, Boston, Massachusetts 02171.

         Organization of the Funds

         Each Fund was incorporated on November 15, 1984 under the laws of the State of Maryland as "Counsellors Cash Reserve Fund, Inc." and as "Counsellors New York Tax Exempt Fund, Inc." On October 27, 1995, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Warburg, Pincus Cash Reserve Fund, Inc." and "Warburg, Pincus New York Tax Exempt Fund, Inc.", respectively. On March 26, 2001, the Cash Reserve Fund and the Tax Exempt Fund each filed an amendment to its charter in order to change its name to "Credit Suisse Warburg Pincus Cash Reserve Fund, Inc." and "Credit Suisse Warburg Pincus New York Tax Exempt Fund, Inc.," respectively. On or about December 12, 2001, the Cash Reserve Fund and the New York Tax Exempt Fund will change their names to "Credit Suisse Cash Reserve Fund" and "Credit Suisse New York Tax Exempt Fund," respectively.

         Each Fund's charter authorizes the Board to issue four billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated Common Shares, two billion shares are designated Advisor Shares and one billion shares are designated Class A Shares. Under each Fund's charter documents, the Board has the power to classify or reclassify any unissued shares of the Fund into one or more additional classes by setting or changing in any one or more respects their relative rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. The Board may similarly classify or reclassify any class of shares into one or more series and, without shareholder approval, may increase the number of authorized shares of the Fund. All shareholders of a Fund, upon liquidation, will participate ratably in the Fund's net assets.

         Multi-Class Structure. Although neither Fund currently does so, each Fund is authorized to offer a separate class of shared, the Advisor Shares, pursuant to a separate prospectus. Individual investors could only purchase Advisor Shares through institutional shareholders of record, broker-dealers, financial institutions, depository institutions, retirement plans and other financial intermediaries. Shares of each class would represent equal pro rata interests in the Fund and accrue dividends and calculate net asset value and performance quotations in the same manner. Because of the higher fees paid by the Advisor Shares, the total return on such shares can be expected to be lower than the total return on common shares.

         Voting Rights. Investors in a Fund are entitled to one vote for each full share held and fractional votes for fractional shares held. Shareholders of a Fund will vote in the aggregate except where otherwise required by law and except that each class will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements. There will normally be no meetings of investors for the purpose of electing members of the Board unless and until such time as less than a majority of the members holding office have been elected by investors. Any Director of a Fund may be removed from office upon the vote of shareholders holding at least a majority of the relevant Fund's outstanding shares at a meeting called for that purpose. A meeting will be called for the purpose of voting on the removal of a Board member at the written request of holders of 10% of the outstanding shares of a Fund. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Directors can elect all Directors. Shares are transferable but have no preemptive, conversion or subscription rights.

         Distribution and Shareholder Servicing

         On August 1, 2000, CSAMSI replaced Provident Distributors, Inc. as distributor of the Funds' shares. CSAMSI's principal business address is 466 Lexington Avenue, New York, New York 10017. CSAMSI offers each Fund's shares on a continuous basis.

         Class A Shares. Each Fund has adopted a Plan of Distribution (the "A Share 12b-1 Plan") for Class A Shares of the Fund to permit the Fund to compensate CSAMSI for activities associated with the distribution of these shares.

         The A Share 12b-1 Plan was initially approved by the Directors, including a majority of the non-interested Directors, on October 2, 2001, and by the sole holder of Class A Shares of each Fund on October 2, 2001. As approved, the A Share 12b-1 Plan currently provides that a service fee of .25% per year of the average daily net assets of the Class A Shares of each Fund will be paid as compensation to CSAMSI.

         The A Share 12b-1 Plan will continue in effect with respect to a Fund for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the A Share 12b-1 Plan ("Independent Directors"). Any material amendment of the A Share 12b-1 Plan would require the approval of the Board in the same manner. The A Share 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval of the relevant Class A Shares. The A Share 12b-1 with respect to a Fund may be terminated at any time, without penalty, by vote of a majority of the Independent Directors or by a vote of a majority of the outstanding voting securities of Class A Shares of the Fund.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         Information on how to purchase and redeem Common Class Shares is included in the Shareholder Guide.

         As a convenience to the investor and to avoid unnecessary expense to the Funds, share certificates representing shares of the Funds purchased are not issued except upon the written request of the shareholder and payment of a fee in the amount of $50 for such share issuance. The Funds retain the right to waive such fee in their sole discretion. This facilitates later redemption and relieves the shareholder of the responsibility and inconvenience of preventing the share certificates from becoming lost or stolen. No certificates are issued for fractional shares (although such shares remain in the shareholder's account on the books of the Funds).

         Special Provisions Applicable to the Class A Shares Only. Class A Shares are designated for investors seeking the advice of financial representatives and are not being offered directly from the Funds. Your financial representative must receive your purchase order in proper form prior to 12 noon ET or by the close of the NYSE (usually 4 p.m. ET) in order for your transaction to be priced at the NAV determined at 12 noon ET or at that day's closing NAV, respectively.

         Redemptions. Class A Shares of the Funds may be redeemed at a redemption price equal to the NAV per share next computed following the receipt by your financial representative of your request in proper form. Class A Shares of the Funds may also be redeemed:

         By Sweep: If you financial representative offers an automatic sweep arrangement, the sweep will automatically transfer from a Fund sufficient amounts to cover security purchases in your brokerage account.

         By Checkwriting: With this service, you may write checks made payable to any payee. First, you must fill out a signature card which you may obtain from your financial representative. If you wish to establish this checkwriting service subsequent to the opening of your Fund account, contact your financial representative. There is no charge for this service, except that the Fund's custodian will impose its normal charges for checks that are returned unpaid because of insufficient funds or for checks upon which you have placed a stop order. The checkwriting service enables you to receive the daily dividends declared on the shares to be redeemed until the day that your check is presented for payment. The minimum amount for each check is $100. You can not write checks for more than the principal balance (not including any accrued dividends) in your account.

         Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which The New York Stock Exchange, Inc. (the "NYSE") is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of an exchange of its shares upon the occurrence of any of the foregoing conditions.)

         If the Board of a Fund determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds. Each Fund intends to comply with Rule 18f-1 promulgated under the 1940 Act with respect to redemptions in kind.

         Automatic Cash Withdrawal Plan.

         An automatic cash withdrawal plan (the "Plan") is available to shareholders who wish to receive specific amounts of cash periodically. Withdrawals may be made under the Plan by redeeming as many shares of a Fund as may be necessary to cover the stipulated withdrawal payment. To the extent that withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a Fund, there will be a reduction in the value of the shareholder's investment and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. All dividends and distributions on shares in the Plan are automatically reinvested at net asset value in additional shares of the applicable Fund.

                               EXCHANGE PRIVILEGE

         An exchange privilege with certain other funds advised by CSAM is available to investors in each Fund. A Common Shareholder may exchange Common Shares of a Fund for Common Shares of the other Fund or for Common Shares of another Credit Suisse Fund at their respective net asset values. A Class A Shareholder of the Funds may exchange those shares for shares of the same class of another Credit Suisse Fund at their respective net asset values, subject to payment of any applicable sales charge differential, or for shares of another Credit Suisse money market fund, without payment of any sales charge differential. Not all Credit Suisse Funds offer all classes of shares.

         If an exchange request is received by Credit Suisse Funds or their agent prior to the close of regular trading on the NYSE, the exchange will be made at each Fund's net asset value determined at the end of that business day. Exchanges must satisfy the minimum dollar amount necessary for new purchases and, except for exchanges of Class A shares of the Funds, will be effected without a sales charge. Each Fund may refuse exchange purchases at any time without prior notice.

         The exchange privilege is available to shareholders residing in any state in which the shares being acquired may legally be sold. When an investor effects an exchange of shares, the exchange is treated for federal income tax purposes as a redemption. Therefore, the investor may realize a taxable gain or loss in connection with the exchange. Investors wishing to exchange shares of a Fund for shares in another Credit Suisse Fund should review the prospectus of the other fund prior to making an exchange. For further information regarding the exchange privilege or to obtain a current prospectus for another Credit Suisse Fund, an investor should contact Credit Suisse Funds at (800)-927-2874.

         The Funds reserve the right to refuse exchange purchases by any person or group if, in CSAM's judgment, a Fund would be unable to invest the money effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. Examples of when an exchange purchase could be refused are when a Fund receives or anticipates receiving large exchange orders at or about the same time and/or when a pattern of exchanges within a short period of time (often associated with a "market timing" strategy) is discerned. The Funds reserve the right to terminate or modify the exchange privilege at any time upon 30 days' notice to shareholders.

                     ADDITIONAL INFORMATION CONCERNING TAXES

         The discussion set out below of tax considerations generally affecting a Fund and its shareholders is intended to be only a summary and is not intended as a substitute for careful tax planning by prospective shareholders. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.

         As described above and in the Funds' Prospectus, the Tax Exempt Fund is designed to provide investors with current income which is excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxes. The Tax Exempt Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Tax Exempt Fund would not be suitable for tax-exempt institutions, individual retirement plans, employee benefit plans and individual retirement accounts since such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

         Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Code. If it qualifies as a regulated investment company, a Fund will pay no federal income taxes on its investment company taxable income (that is, taxable income other than any excess of its net realized long-term capital gains over its net realized short-term capital losses ("net realized capital gains")) or on its net realized capital gains that are distributed to shareholders. To qualify under Subchapter M, each Fund must, among other things: (i) distribute to its shareholders at least 90% of the sum of its investment company taxable income (plus or minus certain adjustments as specified in the Code) and its net tax-exempt interest income; (ii) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities, gains from the sale or other disposition of securities, or other income (including, but not limited to, gains from options, futures, and forward contracts) derived with respect to the Fund's business of investing in securities; and (iii) diversify its holdings so that, at the end of each quarter of the Fund's taxable year (a) at least 50% of the market value of the Fund's assets is represented by cash, securities of other regulated investment companies, U.S. Government Securities and other securities, with those other securities limited, with respect to any one issuer, to an amount no greater in value than 5% of the Fund's total assets and to not more than 10% of the outstanding voting securities of the issuer, and (b) not more than 25% of the market value of the Fund's assets is invested in the securities (other than U.S. Government Securities or securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and which are determined to be in the same or similar trades or businesses or related trades or businesses. As a regulated investment company, each Fund will be subject to a 4% non-deductible excise tax measured with respect to certain undistributed amounts of taxable ordinary income and capital gain required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's taxable ordinary income for the calendar year and at least 98% of the excess of its capital gains over capital losses realized during the one-year period ending October 31 during such year, together with any undistributed, untaxed amounts of taxable ordinary income and capital gains from the previous calendar year. Each Fund expects to pay the dividends and make the distributions necessary to avoid the application of this excise tax.

         Although each Fund expects to be relieved of all or substantially all federal income tax liability, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, that portion of a Fund's income which is treated as earned in any such state or locality could be subject to state and local tax. Any taxes paid by a Fund would reduce the amount of income and gains available for distribution to its shareholders.

         If for any taxable year a Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions, including amounts derived from interest on tax-exempt obligations, would be taxable to shareholders to the extent of the Fund's current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations in the case of corporate shareholders.

         If, in any taxable year, a Fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund's distributions, to the extent derived from the Fund's current or accumulated earnings and profits, would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt interest income. If a Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

         Investors in the Cash Reserve Fund should be aware that it is possible that some portion of the Fund's income from investments in obligations of foreign banks could become subject to foreign taxes.

         Because the Tax Exempt Fund will distribute exempt interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for federal income tax purposes and New York State and New York City personal income tax purposes. In addition, if a shareholder of the Tax Exempt Fund holds shares for six months or less, any loss on the sale or exchange of those shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the shares. The Code may require a shareholder, if he or she receives exempt interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any dividend paid by the Tax Exempt Fund which represents income derived from so-called "private activity bonds" held by the Fund may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, as noted in the Prospectus, some of the Tax Exempt Fund's dividends may be a tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's federal "branch profits" tax liability and a Subchapter S corporation shareholder's federal "excess net passive income" tax liability. Shareholders should consult their own tax advisers as to whether they (i) may be "substantial users" with respect to a facility or "related" to such users within the meaning of the Code and (ii) are subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

         While each Fund does not expect to realize net long-term capital gains, any such realized gains will be distributed as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held Fund shares, and will be designated as capital gain dividends in a written notice mailed by the Fund to shareholders after the close of the Fund's taxable year. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of a share of the Fund before holding it for more than six months, any loss on the sale or other disposition of such share shall be treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder with respect to such share. This rule will apply to a sale of shares of the Tax Exempt Fund only to the extent the loss is not disallowed under the provision described above.

         A shareholder of a Fund receiving dividends or distributions in additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that a shareholder receiving cash dividends or distributions receives, and should have a cost basis in the shares received equal to that amount.

         Each shareholder of the Cash Reserve Fund will receive an annual statement as to the federal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year.

         Each shareholder of the Tax Exempt Fund will receive an annual statement as to the federal income tax status and New York State and New York City personal income tax status of his dividends and distributions from the Fund for the prior calendar year. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund's taxable year regarding the federal income tax status of certain dividends and distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding year. Shareholders should consult their tax advisers as to any other state and local taxes that may apply to the Fund's dividends and distributions. The dollar amount of dividends excluded from gross income for federal income tax purposes and exempt from New York State and New York City personal income taxation and the dollar amounts subject to federal income taxes and New York State and New York City personal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the Fund. In the event that the Fund derives taxable net investment income, it intends to designate as taxable dividends the same percentage of each day's dividend as its actual taxable net investment income bears to its total net investment income earned on that day. Therefore, the percentage of each day's dividend designated as taxable, if any, may vary from day to day.

         If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he has provided a correct taxpayer identification number and that he is not subject to withholding, then the shareholder may be subject to a 31% "backup withholding" tax with respect to taxable dividends and distributions. An individual's taxpayer identification number is his social security number. Corporate shareholders and other shareholders specified in the Code are or may be exempt from backup withholding. The backup withholding tax is not an additional tax and may be credited against a taxpayer's federal income tax liability.

      THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES
       AFFECTING A FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO
          CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR
             TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUNDS.

                             DETERMINATION OF YIELD

         From time to time, each Fund may quote its yield, effective yield and tax equivalent yield, as applicable, in advertisements or in reports and other communications to shareholders. The Cash Reserve Fund's yield and effective yield for the seven-day period ended on December 31, 2000 were 6.23% and 6.43%, respectively, for the Common Class Shares. In the absence of waivers, these yields would have been 6.19% and 6.38%, respectively. The Tax Exempt Fund's yield, effective yield and tax equivalent yield for the seven-day period ended on December 31, 2000, was 3.99%, 4.07% and 8.02% (based on a 50.23% total of 3 tax rates), respectively, for the Common Class Shares. In the absence of waivers these yields would have been 3.88%, 3.96% and 7.80%, respectively. Because the Funds' Class A shares commence operations on or about November 30, 2001, performance information for this class is not presented. Each Fund's seven-day yield is calculated by (i) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted, (ii) dividing the net change by the value of the account at the beginning of the period to obtain the base period return and (iii) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. Each Fund's seven-day compound effective annualized yield is calculated by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1. The Tax Exempt Fund's tax equivalent yield is calculated by dividing that portion of the base period return which is exempt from federal, New York State and New York City personal income taxes by 1 minus the highest marginal federal, New York State and New York City individual income tax rates and adding the quotient to that portion, if any, of the yield which is not exempt from those taxes.

         Each Fund's yield will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses allocable to it. Yield information may be useful in reviewing the Fund's performance and for providing a basis for comparison with other investment alternatives. However, the Fund's yield will fluctuate, unlike certain bank deposits or other investments which pay a fixed yield for a stated period of time. In comparing the Fund's yield with that of other money market funds, investors should give consideration to the quality and maturity of the portfolio securities of the respective funds.

                       INDEPENDENT ACCOUNTANTS AND COUNSEL

         PricewaterhouseCoopers LLP ("PwC"), with principal offices at Two Commerce Square, Philadelphia, Pennsylvania 19103, serves as independent accountants for each Fund. The Funds' financial statements for the fiscal year ended December 31, 2000, that is incorporated by reference in this Statement of Additional Information have been audited by PwC, and have been included herein by reference in reliance upon the report of such firm of independent accountants given upon their authority as experts in accounting and auditing.

         Willkie Farr & Gallagher serves as counsel for each Fund and provides legal services from time to time for CSAM and CSAMSI.

                                  MISCELLANEOUS

         As of November 5, 2001 the name, address and percentage of ownership of other persons that control a Fund (within the meaning of the rules and regulations under the 1940 Act) or own of record 5% or more of the Fund's outstanding shares were as follows:

CASH RESERVE FUND                                                 COMMON STOCK
Neuberger and Berman*                                                  35.90%
#114000
Attn.: Operations Control Dept.
Ron Staib
55 Water Street, FL 27
New York, NY  10041-0001

Fiduciary Trust Company International*                                 27.30%
Cust A/C Attn Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY  10008-3199

TAX EXEMPT FUND                                                   COMMON STOCK
Fiduciary Trust Company International*                                 46.70%
Cust A/C Attn Felyce Porr
Securities Services Group
Church Street Station
P.O. Box 3199
New York, NY  10008-3199

Neuberger & Berman*                                                    46.30%
#114000
Attn.: Operations Control Dept.
Steve Gallaro
55 Water Street, FL 27
New York, NY  10041-0001

         * To the knowledge of each Fund, these entities are not the beneficial owners of a majority of the shares held by them of record.

                              FINANCIAL STATEMENTS

         Each Fund's audited annual report for the Common Class Shares, dated December 31, 2000, which either accompanies this Statement of Additional Information or has previously been provided to the investor to whom this Statement of Additional Information is being sent, is incorporated herein by reference. A Fund will furnish without charge a copy of its annual report upon request by calling Credit Suisse Funds at (800) 927-2874. The Fund's Class A Shares commence operations on or about December 12, 2001.

                                    APPENDIX

                     Description of Commercial Paper Ratings

         Commercial paper rated A-1 by Standard & Poor's Ratings Services ("S&P") indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investor Services, Inc. ("Moody's"). Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                   Description of Municipal Securities Ratings

         The following summarizes the highest two ratings used by S&P for Municipal Securities:

         AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

         AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

         To provide more detailed indications of credit quality, the "AA" rating may be modified by the addition of a plus or minus sign to show relative standing within this major rating category.

         The following summarizes the highest two ratings used by Moody's for bonds:

         Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa - Bonds that are rated As are judged to be of high quality by all standards. Together with the Aaa group they are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

         Moody's applies numerical modifiers (1, 2 and 3) with respect to the bonds rated Aa. The modifier 1 indicates that the bond being rated ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the bond ranks in the lower end of its generic rating category.

         The following summarizes the two highest ratings used by S&P for short-term notes:

         SP-1 - Loans bearing this designation evidence a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a (+) designation.

         SP-2 - Loans bearing this designation evidence a satisfactory capacity to pay principal and interest.

         The following summarizes the two highest ratings used by Moody's for short-term notes and variable rate demand obligations:

         MIG-1/VMIG-1 - Obligations bearing these designations are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

         MIG-2/VMIG-2 - Obligations bearing these designations are of high quality with margins of protection ample although not so large as in the preceding group.

         Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation. Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

         The rating Prime-1 is the highest commercial paper rating assigned by Moody's Investors Services, Inc. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 (or related supporting institutions) are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics of issuers rated Prime-1 but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

         Short term obligations, including commercial paper, rated A1 + by IBCA are obligations supported by the highest capacity for timely repayment. Obligations rated A1 have a very strong capacity for timely repayment. Obligations rated A2 have a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

         Fitch Investors Services, Inc. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

         Duff & Phelps, Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1-indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

                                     PART C

                                OTHER INFORMATION

Item 23.  Exhibits
          --------

a(1)      Articles of Incorporation.(1)

a(2)      Articles of Amendment.(2)

a(3)      Articles Supplementary.(2)

a(4)      Articles of Amendment. (3)

a(5)      Articles Supplementary.

b(1)      Amended and Restated By-Laws.(1)

b(2)      Amendment to By-Laws. (4)

b(3)      Amendment to By-Laws. (5)

b(4)      Amended By-Laws dated February 5, 2001. (6)

b(5)      Amendment to By-Laws. (3)

c(1)      Form of certificates for common stock.(1)


1 Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. filed on June 28, 1995 (Securities Act File No. 2-94840).

2 Incorporated by reference to Post-Effective Amendment No. 14 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. filed on June 25, 1997 (Securities Act File No. 2-94840).

3 Incorporated by reference to Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. filed on April 27, 2001 (Securities Act File No. 2-94840).

4 Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. filed on July 1, 1996 (Securities Act File No. 2-94840).

5 Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Health Sciences Fund, Inc. filed on February 23, 1998 (Securities Act File No. 333-15419).

6 Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus International Small Company Fund, Inc., filed on February 22, 2001 (Securities Act File No. 333-49537).

d(1)      Form of Investment Advisory Agreement. (7)

d(2)      Form of Co-Administration Agreement with CSAMSI. ("CSAM Securities).
          (8)

d(3)      Form of Co-Administration Agreement with PFPC, Inc. (9)

e(1)      Distribution Agreement with CSAMSI.(10)

e(2)      Amendment to Distribution Agreement with CSAMSI.

f         Not applicable.

g(1) Amendment to Custodian Agreement with State Street Bank and Trust Company dated April 26, 2001. ("State Street"). (11)

g(2)      Amendment to Custodian Agreement with State Street dated May 16, 2001.
          (11)

g(3) Amended Exhibit I to Custodian Agreement with State Street dated May 16, 2001. (11)

h(1) Form of Transfer Agency and Service Agreement with Boston Data Financial Services, Inc. (6)

h(2)      Amended Fee Agreement with PFPC, Inc. dated February 5, 2001. (6)

i         Opinion and Consent of Willkie Farr & Gallagher. (12)


7 Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit in the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc., filed November 4, 1999 (Securities Act File No. 333-90341).

8 Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Global Post-Venture Capital Fund, Inc. filed November 4, 1999 (Securities Act File No. 333-90341).

9 Incorporated by reference; material provisions of this exhibit are substantially similar to those of the corresponding exhibit to Pre-Effective Amendment No. 1 to Registration Statement on Form N-1A of Credit Suisse Warburg Pincus WorldPerks Money Market Fund, Inc. filed on September 21, 1998 (Securities Act File No. 333-59801; Investment Company Act File No. 811-08899).

10 Incorporated by reference to the Registration Statement on Form N-14 of Credit Suisse Warburg Pincus Emerging Markets Fund, Inc., filed on December 27, 2000 (Securities Act File No. 333-52818).

11 Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A of Credit Suisse Warburg Pincus Trust, filed on June 29, 2001 (Securities Act File No. 33-58125.

12 Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A for Credit Suisse Warburg Pincus Cash Reserve Fund, Inc. filed on April 28, 2000 (Securities Act File No. 2-94840).

j(1)      Consent of PricewaterhouseCoopers LLP.

j(2)      Powers of Attorney.(11)

k         Not applicable.

l(1)      Form of Purchase Agreement. (1)

  (2)     Form of Purchase Agreement.

m(1)      Form of Shareholder Servicing and Distribution Plan. (8)

m(2)      Distribution Plan. (8)

m(3)      Class A Distribution Plan dated October 2, 2001.

n         Amended Form of Rule 18f-3 Plan dated November 12, 2001.

o         Not applicable.

p         Not included as an exhibit because Registrant is a Money Market Fund.

Item 24.       Persons Controlled by or Under Common Control with Registrant

               From time to time, Credit Suisse Asset Management, LLC ("CSAM, LLC") may be deemed to control the Fund and other registered investment companies it advises through its beneficial ownership of more than 25% of the relevant fund's shares on behalf of discretionary advisory clients. CSAM, LLC has three wholly-owned subsidiaries: Warburg, Pincus Asset Management International, Inc., a Delaware corporation; Warburg Pincus Asset Management (Japan), Inc., a Japanese corporation; and Warburg Pincus Asset Management (Dublin) Limited, an Irish corporation.

Item 25.       Indemnification

               Registrant, and officers and directors of CSAM, LLC, Credit Suisse Asset Management Securities, Inc. and Registrant, are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. Discussion of this coverage is incorporated by reference to Item 27 of Part C of the Registration Statement of Warburg, Pincus Trust (Securities Act File No. 33-58125), filed on March 17, 1995.

Item 26.     (a)    Business and Other Connections of Investment Adviser

               CSAM, LLC acts as investment adviser to Registrant. CSAM, LLC renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 26 of officers and directors of CSAM, LLC, together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to the Form ADV filed by CSAM, LLC (SEC File No. 801-37170).

Item 27.       Principal Underwriter

               (a) CSAM Securities acts as distributor for Registrant, as well as for Credit Suisse Institutional Fund; Credit Suisse Institutional High Yield Fund; Credit Suisse Institutional International Fund; Credit Suisse Institutional Money Market Fund; Credit Suisse Institutional U.S. Core Equity Fund; Credit Suisse Institutional Fixed Income Fund; Credit Suisse Warburg Pincus Capital Funds; Credit Suisse Warburg Pincus Opportunity Funds; Credit Suisse Warburg Pincus Select Funds; Credit Suisse Warburg Pincus Global Financial Services Fund; Credit Suisse Warburg Pincus Global New Tehnologies Fund, Credit Suisse Warburg Pincus Technology Index Fund; Credit Suisse Warburg Pincus Growth Fund; Credit Suisse Warburg Pincus Balanced Fund; Credit Suisse Warburg Pincus Capital Appreciation Fund; Credit Suisse Warburg Pincus Cash Reserve Fund; Credit Suisse Warburg Pincus Central & Eastern Europe Fund; Credit Suisse Warburg Pincus Emerging Growth Fund; Credit Suisse Warburg Pincus Emerging Markets Fund; Credit Suisse Warburg Pincus European Equity Fund; Credit Suisse Warburg Pincus Fixed Income Fund; Credit Suisse Warburg Pincus Focus Fund; Credit Suisse Global Fixed Income Fund; Credit Suisse Warburg Pincus Global Health Sciences Fund; Credit Suisse Warburg Pincus Global Post-Venture Capital Fund; Credit Suisse Warburg Pincus Global Telecommunications Fund; Credit Suisse Warburg Pincus Intermediate Maturity Government Fund; Credit Suisse Warburg Pincus International Equity Fund; Credit Suisse Warburg Pincus International Small Company Fund; Credit Suisse Institutional Services Fund; Credit Suisse Warburg Pincus Japan Growth Fund; Credit Suisse Warburg Pincus Japan Small Company Fund; Credit Suisse Warburg Pincus Long-Short Market Neutral Fund; Credit Suisse Warburg Pincus Major Foreign Markets Fund; Credit Suisse Warburg Pincus Municipal Bond Fund; Credit Suisse Warburg Pincus New York Intermediate Municipal Fund; Credit Suisse Warburg Pincus New York Tax Exempt Fund; Credit Suisse Warburg Pincus Small Company Fund; Credit Suisse Warburg Pincus Small Company Growth Fund; Credit Suisse Warburg Pincus Small Company Value II Fund; Credit Suisse Warburg Pincus Trust; Credit Suisse Warburg Pincus Trust II; Credit Suisse Warburg Pincus Value II Fund; Credit Suisse Warburg Pincus WorldPerks Money Market Fund and Credit Suisse Warburg Pincus WorldPerks Tax Free Money Market Fund.

               (b) For information relating to each director, officer or partner of CSAM Securities, reference is made to Form BD (SEC File No. 8-32482) filed by CSAM Securities under the Securities Exchange Act of 1934.

               (c) None.

Item 28.       Location of Accounts and Records

               (1)  Credit Suisse Warburg Pincus Cash Reserve Fund, Inc.
                    466 Lexington Avenue
                    New York, New York  10017-3147
                    (Fund's articles of incorporation, by-laws and minute books)

               (2)  Credit Suisse Asset Management Securities, Inc.
                    466 Lexington Avenue
                    New York, New York  10017-3147
                    (records relating to its functions as co-administrator and distributor)

               (3)  Credit Suisse Asset Management, LLC
                    466 Lexington Avenue
                    New York, New York  10017-3147
                    (records relating to its functions as investment adviser)

               (4)  State Street Bank and Trust Company
                    225 Franklin Street
                    Boston, Massachusetts  02110
                    (records relating to its functions as custodian)

               (5)  Boston Financial Data Services, Inc.
                    2 Heritage Drive
                    North Quincy, Massachusetts  02177
                    (records relating to its functions as transfer agent and dividend disbursing agent)

               (6)  PFPC Inc.
                    400 Bellevue Parkway
                    Wilmington, Delaware  19809
                    (records relating to its functions as co-administrator)


Item 29.       Management Services

               Not applicable.

Item 30.       Undertakings

               Not applicable.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 8th day of November, 2001.

                                            CREDIT SUISSE WARBURG PINCUS CASH
                                            RESERVE FUND, INC.



                                        By: /s/ James P. McCaughan
                                            ----------------------
                                            James P. McCaughan
                                            Chairman (Chief Executive Officer)

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment has been signed below by the following persons in the capacities and on the date indicated:

Signature                                          Title                                  Date
---------                                          -----                                  ----
/s/William W. Priest*                   Director                                    November 8, 2001
----------------------
  William W. Priest

/s/ James P. McCaughan                  Chairman (Chief Executive Officer)          November 8, 2001
----------------------
James P. McCaughan

/s/Michael A. Pignataro                 Treasurer and Chief Financial Officer       November 8, 2001
-----------------------------
  Michael A. Pignataro

/s/Richard H. Francis*                  Director                                    November 8, 2001
-----------------------------
  Richard H. Francis

/s/Jack W. Fritz*                       Director                                    November 8, 2001
----------------------
  Jack W. Fritz

/s/Jeffrey E. Garten                    Director                                    November 8, 2001
----------------------
Jeffrey E. Garten

/s/James S. Pasman, Jr.*                Director                                    November 8, 2001
----------------------
  James S. Pasman, Jr.

/s/Steven N. Rappaport*                 Director                                    November 8, 2001
----------------------
  Steven N. Rappaport

/s/Peter F. Krogh                       Director                                    November 8, 2001
----------------------
  Peter F. Krogh

*By:/s/Michael A. Pignataro
    -----------------------
    Michael A. Pignataro as Attorney-in-Fact

                                INDEX TO EXHIBITS

Exhibit No.     Description of Exhibit
-----------     ----------------------
a(5)            Articles Supplementary.

e(2)            Amendment to Distribution Agreement with CSAMSI.

j(1)            Consent of PricewaterhouseCoopers LLP, Independent Accountants.

l(2)            Form of Purchase Agreement.

m(3)            Class A Distribution Plan dated October 2, 2001.

n               Amended Form of 18-f3 Plan dated November 12, 2001.